UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23344 and 811-23343

Name of Fund:	BlackRock Funds VI
BlackRock Advantage CoreAlpha Bond Fund
Master Investment Portfolio II
Advantage CoreAlpha Bond Master Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds VI
and Master Investment Portfolio II, 50 Hudson Yards, New York, NY 10001

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2022

2022 Annual Report

BlackRock Funds VI

•	BlackRock Advantage CoreAlpha Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended December 31, 2022, as investors navigated changing economic conditions and volatile markets. The U.S. economy shrank in the first half of 2022 before returning to modest growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high before beginning to moderate. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly during the first half of the reporting period. Both large- and small-capitalization U.S. stocks fell, although equities began to recover in the second half of the year as inflation eased and economic growth resumed. Emerging market stocks and international equities from developed markets declined overall, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to fluctuating inflation data and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and heightened uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. While the Fed suggested that additional rate hikes were likely, it also gave indications that the pace of increases would slow if inflation continued to subside.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a level more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, but this prospect has not yet been fully priced in by markets. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where valuations are attractive and higher yields provide income opportunities. We believe that global investment-grade corporates, global inflation-linked bonds, and U.S. mortgage-backed securities offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.31%	(18.11)%
U.S. small cap equities (Russell 2000® Index)	3.91	(20.44)
International equities (MSCI Europe, Australasia, Far East Index)	6.36	(14.45)
Emerging market equities (MSCI Emerging Markets Index)	(2.99)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	1.32	1.47
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(5.58)	(16.28)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(2.97)	(13.01)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	0.50	(8.53)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.50	(11.18)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2022	BlackRock Advantage CoreAlpha Bond Fund

Investment Objective

BlackRock Advantage CoreAlpha Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2022, the Fund underperformed the benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).

The Fund invests all of its assets in the Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II.

What factors influenced performance?

Asset allocation was the largest detractor from performance over the period due to positioning in high yield corporate bonds, securitized assets and investment grade corporate credit. U.S. interest rate strategies also detracted from performance due to the Fund’s positioning along the U.S. Treasury curve. Credit security selection also weighed on performance due to overweights in technology and insurance and an underweight to banking.

Selection within mortgage-backed securities (“MBS”) was the principal contributor to performance over the period due to the Fund’s pool selection. Global interest rate strategies also proved additive mainly due to the Fund’s curve positioning and duration-neutral cross-market strategy.

The Master Portfolio held derivatives during the period. Futures are commonly used for strategic day-to-day interest rate hedging, tactically expressing relative value curve strategies, and duration hedging. The use of derivatives marginally detracted from performance. The Fund held a small amount of cash committed for pending transactions at period end. Cash holdings did not have a material impact on the Fund’s performance.

Describe recent portfolio activity.

Entering 2022, the Fund was constructive on credit fundamentals as default rates remained well below expansion average. That said, with the Fed expected to accelerate its tightening of monetary policy given persistent inflation the Fund tactically hedged its credit overweights both within investment grade and high yield corporate bonds and positioned its overall risk profile more neutrally. The Fund added back risk in February 2022 as credit spreads widened in anticipation of seven Fed rate hikes. Entering the second quarter of 2022, the ongoing war in Ukraine, high energy prices and the Fed’s pivot on monetary policy led to heightened uncertainty around inflation and growth along with elevated volatility. The Fund’s models began to pick up a growth shock due to China’s COVID-driven lockdowns and weaker purchasing manager index readouts. With an elevated probability of recession based on incoming hard data and several leading indicators, the Fund pared back credit risk. The Fund was neutrally positioned with respect to MBS while awaiting more clarity on the Fed’s balance sheet run-off plans and paused on adding securitized asset risk on the view that persistent inflation will eventually take its toll on consumers. Finally, the Fund was long inflation via 10-year inflation swaps.

Heading into the second half of 2022, the Fund’s signals took a more bearish turn as incoming growth data decelerated and momentum-based indicators picked up meaningful change in risk sentiment and continued inflationary pressures. Elevated inflation and uncertainty around when it would ease warranted paring credit risk to be underweight investment grade and high yield corporate bonds with the Fed committed to keeping financial conditions tight despite the associated economic costs. This defensive positioning was largely maintained into year-end on the view that credit assets would remain volatile. The Fund also began to trim securitized exposure to further reduce risk while evaluating opportunities in MBS as the Fed indicated it was not yet prepared to sell its holdings in that sector.

Describe portfolio positioning at period end.

At period end, the Fund remained underweight credit risk in view of the potential for recession but had begun to add back exposure to credit-oriented sectors based on higher yields on offer relative to recent years as well as a large amount of uninvested cash on the sidelines waiting to be deployed. The Fund was cautiously positioned with respect to securitized assets on weakness in the subprime auto sector and a lack of clarity around the strength of the consumer more broadly. The Fund’s MBS positioning reflected caution around the potential for additional interest rate volatility and further hawkish Fed rhetoric.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2022 (continued)	BlackRock Advantage CoreAlpha Bond Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests, under normal circumstances, at least 80% the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in bonds. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.52%	3.51%	(14.24)%	N/A	0.03%	N/A	1.09%	N/A
Investor A	3.14	3.13	(14.46)	(17.88)%	(0.24)	(1.05)%	0.78	0.37%
Investor C	2.50	2.49	(15.09)	(15.93)	(0.98)	(0.98)	0.20	0.20
Class K	3.57	3.51	(14.19)	N/A	0.10	N/A	1.15	N/A
Bloomberg U.S. Aggregate Bond Index	—	—	(13.01)	N/A	0.02	N/A	1.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock CoreAlpha Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds III, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/22)	Ending Account Value (12/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 971.00	$ 1.39		$ 1,000.00	$ 1,023.79	$ 1.43		0.28%
Investor A	1,000.00	969.70	2.63		1,000.00	1,022.53	2.70		0.53
Investor C	1,000.00	967.20	6.35		1,000.00	1,018.75	6.51		1.28
Class K	1,000.00	971.30	1.14		1,000.00	1,024.05	1.17		0.23

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Advantage CoreAlpha Bond Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Prior to March 28, 2016 for Class K Shares, the performance of the class is based on the returns of a series of Master Investment Portfolio, adjusted to reflect the estimated annual fund fees and operating expenses of the respective share class of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments	BlackRock Advantage CoreAlpha Bond Fund

The Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Master Portfolio must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Statement of Assets and Liabilities

December 31, 2022

BlackRock Advantange CoreAlpha Bond Fund

ASSETS
Investments, at value — Master Portfolio	$948,145,848
Receivables:
Capital shares sold	1,939,003
From the Administrator	2,871

Total assets	950,087,722

LIABILITIES
Payables:
Administration fees	39,961
Capital shares redeemed	1,104,994
Contributions to the Master Portfolio	834,009
Income dividend distributions	247,030
Professional fees	11,675
Service and distribution fees	69,329

Total liabilities	2,306,998

NET ASSETS	$947,780,724

NET ASSETS CONSIST OF
Paid-in capital	$1,140,513,081
Accumulated loss	(192,732,357)

NET ASSETS	$947,780,724

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

December 31, 2022

BlackRock Advantange CoreAlpha Bond Fund

NET ASSET VALUE

Institutional

Net assets	$559,142,074

Shares outstanding	64,630,689

Net asset value	$8.65

Shares authorized	Unlimited

Par value	No par value

Investor A

Net assets	$322,124,176

Shares outstanding	37,227,569

Net asset value	$8.65

Shares authorized	Unlimited

Par value	No par value

Investor C

Net assets	$412,896

Shares outstanding	47,698

Net asset value	$8.66

Shares authorized	Unlimited

Par value	No par value

Class K

Net assets	$66,101,578

Shares outstanding	7,635,574

Net asset value	$8.66

Shares authorized	Unlimited

Par value	No par value

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	9

Statement of Operations

Year Ended December 31, 2022

BlackRock Advantange CoreAlpha Bond Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$1,480,573
Interest — unaffiliated	29,473,046
Securities lending income — affiliated — net	136,008
Expenses	(2,719,911)
Fees waived	101,127

Total investment income	28,470,843

FUND EXPENSES
Service and distribution — class specific	923,570
Administration — class specific	558,233
Professional	11,069
Reorganization	6,697
Miscellaneous	2,435

Total expenses	1,502,004
Less:
Fees waived and/or reimbursed by the Administrator	(53,531)

Total expenses after fees waived and/or reimbursed	1,448,473

Net investment income	27,022,370

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Investments — unaffiliated	(61,862,264)
Investments — affiliated	5,730
Forward foreign currency exchange contracts	231,650
Foreign currency transactions	(777,833)
Futures contracts	(49,912,982)
Swaps	(217,717)

(112,533,416)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(101,102,108)
Investments — affiliated	22,171
Forward foreign currency exchange contracts	60,057
Foreign currency translations	(8,776)
Futures contracts	1,479,786
Swaps	(2,884,736)

(102,433,606)

Net realized and unrealized loss	(214,967,022)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(187,944,652)

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage CoreAlpha Bond Fund

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,022,370	$28,473,133
Net realized loss	(112,533,416)	(7,058,936)
Net change in unrealized appreciation (depreciation)	(102,433,606)	(55,753,616)

Net decrease in net assets resulting from operations	(187,944,652)	(34,339,419)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(9,065,799)	(17,757,680)
Investor A	(4,131,799)	(7,897,103)
Investor C	(1,827)	(9,879)
Class K	(1,202,184)	(1,397,399)
Return of capital
Institutional	(5,836,006)	(4,818,445)
Investor A	(3,229,254)	(2,445,692)
Investor C	(4,753)	(6,175)
Class K	(746,717)	(364,559)

Decrease in net assets resulting from distributions to shareholders	(24,218,339)	(34,696,932)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(198,160,872)	(248,815,746)

NET ASSETS
Total decrease in net assets	(410,323,863)	(317,852,097)
Beginning of year	1,358,104,587	1,675,956,684

End of year	$947,780,724	$1,358,104,587

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund
	Institutional

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.32	$10.79	$10.54	$10.02	$10.35

Net investment income(a)	0.23	0.21	0.26	0.32	0.31
Net realized and unrealized gain (loss)	(1.69)	(0.42)	0.67	0.64	(0.34)

Net increase (decrease) from investment operations	(1.46)	(0.21)	0.93	0.96	(0.03)

Distributions(b)
From net investment income	(0.13)	(0.15)	(0.56)	(0.32)	(0.30)
From net realized gain	—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	(0.08)	(0.05)	—	—	—

Total distributions	(0.21)	(0.26)	(0.68)	(0.44)	(0.30)

Net asset value, end of year	$8.65	$10.32	$10.79	$10.54	$10.02

Total Return(d)
Based on net asset value	(14.24)%	(1.98)%	8.88%	9.62%	(0.18)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.29%	0.30%	0.28%	0.29%	0.37	%(g)

Total expenses after fees waived and/or reimbursed	0.29%	0.30%	0.28%	0.28%	0.35	%(g)

Net investment income	2.50%	2.00%	2.42%	3.02%	3.14%

Supplemental Data
Net assets, end of year (000)	$559,142	$839,388	$1,103,299	$1,121,106	$791,197

Portfolio turnover rate of the Master Portfolio(h)	205%	219%	410%	263%	331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.33% and 0.31%, respectively

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	107%	123%	261%	166%	189%

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Investor A

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.32	$10.79	$10.54	$10.02	$10.35

Net investment income(a)	0.21	0.18	0.24	0.29	0.30
Net realized and unrealized gain (loss)	(1.70)	(0.42)	0.66	0.64	(0.36)

Net increase (decrease) from investment operations	(1.49)	(0.24)	0.90	0.93	(0.06)

Distributions(b)
From net investment income	(0.10)	(0.12)	(0.53)	(0.29)	(0.27)
From net realized gain	—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	(0.08)	(0.05)	—	—	—

Total distributions	(0.18)	(0.23)	(0.65)	(0.41)	(0.27)

Net asset value, end of year	$8.65	$10.32	$10.79	$10.54	$10.02

Total Return(d)
Based on net asset value	(14.46)%	(2.23)%	8.61%	9.35%	(0.52)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.54%	0.55%	0.53%	0.54%	0.56	%(g)

Total expenses after fees waived and/or reimbursed	0.54%	0.55%	0.53%	0.53%	0.53	%(g)

Net investment income	2.26%	1.74%	2.16%	2.76%	3.05%

Supplemental Data
Net assets, end of year (000)	$322,124	$445,358	$508,792	$503,477	$433,789

Portfolio turnover rate of the Master Portfolio(h)	205%	219%	410%	263%	331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.52% and 0.49%, respectively.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	107%	123%	261%	166%	189%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Investor C

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.33	$10.80	$10.55	$10.02	$10.36

Net investment income(a)	0.14	0.11	0.15	0.22	0.20
Net realized and unrealized gain (loss)	(1.69)	(0.43)	0.67	0.64	(0.35)

Net increase (decrease) from investment operations	(1.55)	(0.32)	0.82	0.86	(0.15)

Distributions(b)
From net investment income	(0.04)	(0.04)	(0.45)	(0.21)	(0.19)
From net realized gain	—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	(0.08)	(0.05)	—	—	—

Total distributions	(0.12)	(0.15)	(0.57)	(0.33)	(0.19)

Net asset value, end of year	$8.66	$10.33	$10.80	$10.55	$10.02

Total Return(d)
Based on net asset value	(15.09)%	(2.96)%	7.80%	8.64%	(1.36)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.29%	1.30%	1.28%	1.29%	1.46	%(g)

Total expenses after fees waived and/or reimbursed	1.29%	1.29%	1.28%	1.29%	1.44	%(g)

Net investment income	1.47%	1.01%	1.32%	2.08%	2.02%

Supplemental Data
Net assets, end of year (000)	$413	$865	$1,522	$210	$157

Portfolio turnover rate of the Master Portfolio(h)	205%	219%	410%	263%	331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.42% and 1.40%, respectively.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	107%	123%	261%	166%	189%

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage CoreAlpha Bond Fund (continued)
	Class K

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of year	$10.33	$10.80	$10.55	$10.02	$10.35

Net investment income(a)	0.24	0.22	0.27	0.31	0.32
Net realized and unrealized gain (loss)	(1.70)	(0.43)	0.66	0.66	(0.34)

Net increase (decrease) from investment operations	(1.46)	(0.21)	0.93	0.97	(0.02)

Distributions(b)
From net investment income	(0.13)	(0.15)	(0.56)	(0.32)	(0.31)
From net realized gain	—	(0.06)	(0.12)	(0.12)	(0.00	)(c)
Return of capital	(0.08)	(0.05)	—	—	—

Total distributions	(0.21)	(0.26)	(0.68)	(0.44)	(0.31)

Net asset value, end of year	$8.66	$10.33	$10.80	$10.55	$10.02

Total Return(d)
Based on net asset value	(14.19)%	(1.93)%	8.93%	9.78%	(0.14)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.29%	0.30%	0.28%	0.29%	0.33	%(g)

Total expenses after fees waived and/or reimbursed	0.24%	0.25%	0.23%	0.24%	0.30	%(g)

Net investment income	2.57%	2.06%	2.46%	2.97%	3.19%

Supplemental Data
Net assets, end of year (000)	$66,102	$72,493	$62,343	$27,973	$377

Portfolio turnover rate of the Master Portfolio(h)	205%	219%	410%	263%	331%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Amount is greater than $(0.005) per share.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

(f)  Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(g) Includes reorganization and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.29% and 0.26%, respectively.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Portfolio turnover rate (excluding MDRs)	107%	123%	261%	166%	189%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds VI (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock Advantage CoreAlpha Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio II (“MIP II”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At December 31, 2022, the percentage of the Master Portfolio owned by the Fund was 91.2%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Trustees of the Trust and Board of Trustees of MIP II are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Administrator”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

BlackRock Fixed-Income Complex and reflected as Trustees expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Investor A	Investor C	Class K
Administration fees - class specific	0.05%	0.05%	0.05%	0.05%

For the year ended December 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees — class specific	$331,867	$183,633	$270	$42,463	$558,233

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total
BlackRock Advantage CoreAlpha Bond Fund	$918,164	$5,406	$923,570

Other Fees: For the year ended December 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $9,814.

For the year ended December 31, 2022, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$1,144	$133	$1,277

Expense Waivers and Reimbursements: The fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through June 30, 2023. For the year ended December 31, 2022, the amount waived was $11,069 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

BAL has contractually agreed to waive 0.05% of the administration fee payable to BAL applicable to Class K Shares of the Fund through June 30, 2023. For the year ended December 31, 2022, the amount waived was $42,462 which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/22	Year Ended 12/31/21
BlackRock Advantage CoreAlpha Bond Fund
Ordinary income	$14,401,609	$21,625,103
Long-term capital gains	—	5,436,958
Return of capital	9,816,730	7,634,871

	$24,218,339	$34,696,932

As of December 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BlackRock Advantage CoreAlpha Bond Fund	$(102,382,307)	$(90,350,050)	$(192,732,357)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Advantage CoreAlpha Bond Fund
Institutional
Shares sold	10,328,229	$92,951,945	21,546,402	$226,875,229
Shares issued in reinvestment of distributions	1,621,623	14,778,556	2,149,167	22,509,645
Shares redeemed	(28,635,672)	(260,304,984)	(44,625,546)	(468,904,081)

	(16,685,820)	$(152,574,483)	(20,929,977)	$(219,519,207)

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 12/31/22		Year Ended 12/31/21
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
BlackRock Advantage CoreAlpha Bond Fund (continued)
Investor A
Shares sold and automatic conversion of shares	1,111,768	$10,338,215	2,471,260	$26,053,426
Shares issued in reinvestment of distributions	786,870	7,153,619	965,436	10,108,490
Shares redeemed	(7,808,329)	(72,036,717)	(7,450,516)	(78,204,224)

	(5,909,691)	$(54,544,883)	(4,013,820)	$(42,042,308)

Investor C
Shares sold	18,449	$174,991	45,471	$480,128
Shares issued in reinvestment of distributions	693	6,339	1,506	15,787
Shares redeemed and automatic conversion of shares	(55,228)	(519,584)	(104,199)	(1,096,788)

	(36,086)	$(338,254)	(57,222)	$(600,873)

Class K
Shares sold	5,437,591	$53,122,988	4,535,921	$47,858,479
Shares issued in reinvestment of distributions	212,809	1,940,745	166,600	1,744,823
Shares redeemed	(5,031,617)	(45,766,985)	(3,460,059)	(36,256,660)

	618,783	$9,296,748	1,242,462	$13,346,642

	(22,012,814)	$(198,160,872)	(23,758,557)	$(248,815,746)

As of December 31, 2022, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 1,924 Investor C Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds VI and Shareholders of BlackRock Advantage CoreAlpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage CoreAlpha Bond Fund (constituting BlackRock Funds VI, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the accounting agent of the Master Portfolio. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2022:

Fund Name	Federal Obligation Interest
BlackRock Advantage CoreAlpha Bond Fund	$451,483

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2022:

Fund Name	Interest Dividends
BlackRock Advantage CoreAlpha Bond Fund	$14,638,721

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2022:

Fund Name	Interest Related Dividends
BlackRock Advantage CoreAlpha Bond Fund	$14,638,721

I M P O R T A N T T A X I N F O R M A T I O N	21

Master Portfolio Information as of December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments
Corporate Bonds	40.7%
U.S. Government Sponsored Agency Securities	36.8
Asset-Backed Securities	11.9
Non-Agency Mortgage-Backed Securities	9.4
Other*	1.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AAA/Aaa(c)	48.9%
AA/Aa	4.4
A	23.5
BBB/Baa	17.8
BB/Ba	1.5
B	0.9
CCC/Caa	0.2
N/R	2.8

(a)	Excludes short-term securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
*	Includes one or more investment categories that individually represents less than 1.0% of the Master Portfolio’s total investments. Please refer to the Schedule of Investments for details.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$1,016	$1,003,278
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.21%, 07/15/30(a)	5,460	5,200,326
Carvana Auto Receivables Trust
Series 2021-N2, Class B, 0.75%, 03/10/28	563	512,570
Series 2021-N2, Class C, 1.07%, 03/10/28	1,781	1,636,161
Chase Funding Trust, Series 2004-2, Class 2A2, (1 mo. LIBOR US + 0.50%), 4.89%, 02/26/35(b)	112	104,981
College Loan Corp. Trust I, Series 2004-1, Class A4, (3 mo. LIBOR US + 0.19%), 4.55%, 04/25/24(b)	420	418,435
Conseco Finance Corp., Series 1996-9, Class M1, 7.63%, 08/15/27(b)	11	11,362
CWABS, Inc., Series 2004-1, Class M1, (1 mo. LIBOR US + 0.75%), 5.14%, 03/25/34(b)	6	5,300
Drive Auto Receivables Trust
Series 2020-1, Class C, 2.36%, 03/16/26	820	818,956
Series 2020-1, Class D, 2.70%, 05/17/27	7,600	7,459,067
Series 2020-2, Class C, 2.28%, 08/17/26	1,142	1,135,357
Series 2021-1, Class C, 1.02%, 06/15/27	6,240	6,099,959
Exeter Automobile Receivables Trust
Series 2020-3A, Class D, 1.73%, 07/15/26	1,730	1,666,710
Series 2021-1A, Class C, 0.74%, 01/15/26	6,383	6,243,947
Series 2021-3A, Class B, 0.69%, 01/15/26	2,309	2,272,412
Series 2021-3A, Class C, 0.96%, 10/15/26	2,950	2,798,273
Ford Credit Auto Owner Trust(a)
Series 2018-1, Class A, 3.19%, 07/15/31	2,870	2,741,447
Series 2019-1, Class A, 3.52%, 07/15/30	450	441,200
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	2,125	2,030,823
Series 2021-2, Class C, 0.97%, 12/26/28	914	871,036
Series 2021-3, Class B, 0.76%, 02/26/29	3,999	3,769,565
Louisiana Local Government Environmental Facilities & Community Development Authority, Series 2022-ELL, Class A-3, 4.28%, 02/01/36(c)	85	78,244
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	5,690	5,077,659
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 09/15/26	8,000	7,791,775
Series 2020-4, Class C, 1.01%, 01/15/26	3,606	3,569,654
Series 2021-1, Class C, 0.75%, 02/17/26	3,877	3,809,724
Series 2021-3, Class C, 0.95%, 09/15/27	4,420	4,251,351
Series 2021-4, Class C, 1.26%, 02/16/27	5,030	4,781,092
Santander Revolving Auto Loan Trust,
Series 2019-A, Class A, 2.51%, 01/26/32(a)	4,790	4,512,728
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/33(a)	5,680	5,196,244
Upstart Securitization Trust(a)
Series 2021-1, Class A, 0.87%, 03/20/31	102	101,405
Series 2021-3, Class A, 0.83%, 07/20/31	1,477	1,446,204
Series 2021-4, Class A, 0.84%, 09/20/31	2,787	2,697,898
Series 2021-5, Class A, 1.31%, 11/20/31	1,034	989,272
Westlake Automobile Receivables Trust(a)
Series 2020-2A, Class C, 2.01%, 07/15/25	4,555	4,510,100
Series 2020-3A, Class B, 0.78%, 11/17/25	1,884	1,874,538

Security	Par (000)	Value

Asset-Backed Securities (continued)
Westlake Automobile Receivables Trust(a) (continued)
Series 2020-3A, Class C, 1.24%, 11/17/25	$4,250	$4,143,293
Series 2022-1A, Class B, 2.75%, 03/15/27	3,970	3,824,493

Total Asset-Backed Securities — 10.2% (Cost: $110,387,304)		105,896,839

	Shares

Common Stocks

Diversified Financial Services(d) — 0.0%
Edcon Holdco 1	1,643,590	1
Edcon Holdco 2	163,560	—

		1

Total Common Stocks — 0.0% (Cost: $ — )		1

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 3.38%, 03/01/41	$378	265,228

Aerospace & Defense — 0.9%
3M Co., 2.65%, 04/15/25(c)	1,710	1,633,660
Boeing Co., 4.51%, 05/01/23	1,300	1,297,594
Bombardier, Inc., 7.88%, 04/15/27(a)(c)	540	523,787
Carlisle Cos., Inc., 2.75%, 03/01/30	1,729	1,438,686
General Dynamics Corp. 3.25%, 04/01/25	1,130	1,094,919
2.25%, 06/01/31	1,350	1,129,223
Lockheed Martin Corp. 4.15%, 06/15/53	700	593,696
5.70%, 11/15/54	930	974,417
4.30%, 06/15/62	535	449,409
5.90%, 11/15/63	135	144,934
Trane Technologies Luxembourg Finance SA, 4.50%, 03/21/49(c)	95	76,973

		9,357,298

Airlines(a) — 0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/29(c)	1,135	1,037,340
United Airlines, Inc., 4.63%, 04/15/29	1,195	1,040,481

		2,077,821

Automobiles — 0.5%
American Honda Finance Corp., 1.20%, 07/08/25(c)	900	822,642
Ford Motor Credit Co. LLC, 4.54%, 08/01/26	555	511,380
General Motors Financial Co., Inc.
4.15%, 06/19/23	215	213,849
2.90%, 02/26/25	1,335	1,264,452
Genuine Parts Co., 1.88%, 11/01/30	1,530	1,178,011
Toyota Motor Credit Corp., 3.65%, 08/18/25	1,110	1,078,502

		5,068,836

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks — 2.1%
Bank of Montreal, 2.65%, 03/08/27(c)	$935	$853,937
Canadian Imperial Bank of Commerce, 2.25%, 01/28/25	1,505	1,420,319
First Republic Bank, (1 day SOFR + 0.62%), 1.91%, 02/12/24(b)	2,500	2,489,838
HSBC USA, Inc., 3.75%, 05/24/24	441	432,383
Huntington National Bank, 5.65%, 01/10/30	2,855	2,876,794
ING Groep NV, 4.10%, 10/02/23	2,290	2,271,436
Royal Bank of Canada, 3.63%, 05/04/27	1,030	978,910
Santander U.K. Group Holdings PLC, (3 mo. LIBOR US + 1.40%), 3.82%, 11/03/28(b)	240	214,469
Toronto-Dominion Bank, 1.45%, 01/10/25	1,420	1,322,280
Truist Financial Corp., 1.20%, 08/05/25	2,710	2,478,710
Wells Fargo & Co.(b)
(1 day SOFR + 1.51%), 3.53%, 03/24/28	35	32,410
(1 day SOFR + 1.56%), 4.54%, 08/15/26	3,395	3,326,962
(1 day SOFR + 1.98%), 4.81%, 07/25/28	940	918,095
(1 day SOFR + 2.10%), 4.90%, 07/25/33	2,255	2,141,197
(1 day SOFR + 4.50%), 5.01%, 04/04/51	610	537,334
Westpac Banking Corp., 2.96%, 11/16/40	120	79,232

		22,374,306

Beverages — 0.9%
Coca-Cola Co., 3.00%, 03/05/51(c)	90	65,441
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30(c)	1,784	1,537,362
Constellation Brands, Inc. 4.75%, 05/09/32(c)	640	615,818
3.75%, 05/01/50	250	187,091
Diageo Capital PLC 2.13%, 04/29/32	380	302,632
5.50%, 01/24/33(c)	1,335	1,396,756
Keurig Dr. Pepper, Inc. 3.95%, 04/15/29	1,661	1,545,035
4.05%, 04/15/32(c)	245	222,864
4.50%, 04/15/52	1,270	1,058,205
PepsiCo, Inc. 2.85%, 02/24/26	800	759,782
3.45%, 10/06/46	7	5,597
4.00%, 05/02/47	946	819,991
2.88%, 10/15/49	719	513,682

		9,030,256

Biotechnology — 0.5%
Amgen, Inc. 3.63%, 05/22/24	400	392,096
3.13%, 05/01/25	800	767,688
2.60%, 08/19/26(c)	800	739,173
4.88%, 03/01/53	180	159,637
4.40%, 02/22/62	410	324,380
Gilead Sciences, Inc., 3.50%, 02/01/25	400	387,300
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	2,640	2,039,051

		4,809,325

Building Materials — 0.1%
Boise Cascade Co., 4.88%, 07/01/30(a)(c)	750	652,783
Eagle Materials, Inc., 2.50%, 07/01/31	415	325,543
Masco Corp., 2.00%, 10/01/30	160	124,013

		1,102,339

Building Products — 0.2%
Allegion PLC, 3.50%, 10/01/29	90	77,549

Security	Par (000)	Value

Building Products (continued)
Home Depot, Inc. 4.00%, 09/15/25	$245	$242,103
5.40%, 09/15/40	200	205,037
3.13%, 12/15/49	360	254,897
4.95%, 09/15/52(c)	120	115,181
Lowe’s Cos., Inc. 4.00%, 04/15/25	420	411,820
3.35%, 04/01/27	280	262,854
4.25%, 04/01/52	116	91,965
5.63%, 04/15/53	67	64,139
5.80%, 09/15/62	305	291,934

		2,017,479

Capital Markets — 0.4%
Ameriprise Financial, Inc., 3.00%, 04/02/25	930	890,808
Ares Capital Corp. 2.15%, 07/15/26	702	594,364
2.88%, 06/15/28	240	192,439
Blackstone Private Credit Fund, 4.70%, 03/24/25(c)	220	210,890
Charles Schwab Corp., 2.45%, 03/03/27	345	314,513
FS KKR Capital Corp., 2.63%, 01/15/27	1,263	1,054,397
Nomura Holdings, Inc., 2.65%, 01/16/25	1,100	1,038,598

		4,296,009

Chemicals — 0.3%
Air Products and Chemicals, Inc., 2.70%, 05/15/40	187	139,135
CF Industries, Inc. 4.95%, 06/01/43	1,125	962,467
5.38%, 03/15/44	55	49,413
EI du Pont de Nemours and Co., 2.30%, 07/15/30	500	416,001
International Flavors & Fragrances, Inc., 3.20%, 05/01/23	1,590	1,580,068
RPM International, Inc., 3.75%, 03/15/27	105	97,751

		3,244,835

Commercial Services & Supplies(a) — 0.1%
ASGN, Inc., 4.63%, 05/15/28	575	520,490
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28	1,095	996,625

		1,517,115

Communications Equipment — 0.1%
Motorola Solutions, Inc. 4.60%, 02/23/28	259	250,855
5.50%, 09/01/44	1,370	1,233,524

		1,484,379

Consumer Discretionary — 0.7%
Carnival Corp., 7.63%, 03/01/26(a)	371	294,053
NCL Corp. Ltd.(a) 5.88%, 03/15/26	680	534,120
7.75%, 02/15/29	640	481,626
Quanta Services, Inc. 0.95%, 10/01/24	2,110	1,943,139
2.90%, 10/01/30	1,190	978,443
2.35%, 01/15/32	1,280	971,942
3.05%, 10/01/41	605	397,527
Royal Caribbean Cruises Ltd.(a)(c) 5.50%, 08/31/26	680	572,050
11.63%, 08/15/27	763	766,227

		6,939,127

Consumer Finance — 0.4%
American Express Co. 3.95%, 08/01/25	480	470,226

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
American Express Co. (continued) 4.05%, 05/03/29(c)	$336	$319,955
Block Financial LLC, 2.50%, 07/15/28	536	455,604
Mastercard, Inc., 3.65%, 06/01/49	280	226,660
S&P Global, Inc. 2.95%, 01/22/27(c)	685	640,808
2.45%, 03/01/27(a)(c)	840	767,164
2.30%, 08/15/60	2,113	1,150,158
Visa, Inc., 3.65%, 09/15/47	385	315,316

		4,345,891

Containers & Packaging — 0.0%
Packaging Corp. of America, 3.05%, 10/01/51	285	182,233

Diversified Financial Services — 6.5%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust
1.15%, 10/29/23	310	298,277
1.65%, 10/29/24	565	521,156
2.45%, 10/29/26	220	192,216
3.00%, 10/29/28	210	175,933
Air Lease Corp., 3.38%, 07/01/25	275	260,101
Banco Santander SA 2.75%, 05/28/25	1,600	1,497,425
(1 year CMT + 0.45%), 0.70%, 06/30/24(b)	2,200	2,139,213
(1 year CMT + 0.90%), 1.72%, 09/14/27(b)	400	341,667
Bank of America Corp.(b)
(1 day SOFR + 0.41%), 0.52%, 06/14/24	365	356,317
(1 day SOFR + 0.96%), 1.73%, 07/22/27	2,140	1,874,889
(1 day SOFR + 1.15%), 1.32%, 06/19/26	2,030	1,828,005
(1 day SOFR + 1.75%), 4.83%, 07/22/26	945	933,957
(1 day SOFR + 1.99%), 6.20%, 11/10/28	735	758,867
(1 day SOFR + 2.04%), 4.95%, 07/22/28	985	962,011
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24	1,283	1,271,376
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30	165	138,035
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38	1,050	891,991
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51	91	71,213
Series N, (1 day SOFR + 1.65%), 3.48%, 03/13/52	315	221,399
Bank of Nova Scotia 0.65%, 07/31/24	1,235	1,151,347
1.05%, 03/02/26	1,000	884,220
Barclays PLC(b)
(1 year CMT + 1.70%), 3.81%, 03/10/42	233	157,259
(1 year CMT + 2.30%), 5.30%, 08/09/26	965	957,786
Citigroup, Inc. 4.75%, 05/18/46(c)	50	41,548
(1 day SOFR + 0.69%), 0.78%, 10/30/24(b)	8,880	8,508,451
(1 day SOFR + 0.77%), 1.46%, 06/09/27(b)	3,035	2,632,583
(1 day SOFR + 1.67%), 1.68%, 05/15/24(b)	800	788,666
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	2,805	2,719,947
CME Group, Inc., 2.65%, 03/15/32	305	255,479
Deutsche Bank AG
(1 day SOFR + 1.72%), 3.04%, 05/28/32(b)(c)	585	443,391
Series E, 0.96%, 11/08/23	445	428,147
Goldman Sachs Group, Inc. 3.75%, 05/22/25	500	483,578
3.50%, 11/16/26	365	342,145
3.85%, 01/26/27	1,090	1,037,816
2.60%, 02/07/30	2,380	1,986,155
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	550	512,390
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(b)	720	622,101

Security	Par (000)	Value

Diversified Financial Services (continued)
HSBC Holdings PLC(b)
(1 day SOFR + 0.71%), 0.98%, 05/24/25	$1,980	$1,833,246
(1 day SOFR + 1.43%), 3.00%, 03/10/26	735	690,808
(1 day SOFR + 1.51%), 4.18%, 12/09/25	1,640	1,592,734
(1 day SOFR + 2.53%), 4.76%, 03/29/33	980	849,328
(1 day SOFR + 2.87%), 5.40%, 08/11/33	1,690	1,564,979
(1 day SOFR + 4.25%), 8.11%, 11/03/33	720	761,817
JPMorgan Chase & Co. 3.30%, 04/01/26(c)	266	252,150
(1 day SOFR + 0.61%), 1.56%, 12/10/25(b)	1,600	1,481,322
(1 day SOFR + 0.89%), 1.58%, 04/22/27(b)	816	716,989
(1 day SOFR + 1.85%), 2.08%, 04/22/26(b)	1,063	986,779
(1 day SOFR + 1.99%), 4.85%, 07/25/28(b)	1,150	1,121,001
(1 day SOFR + 2.08%), 4.91%, 07/25/33(b)	375	357,047
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(b)	600	583,162
(3 mo. SOFR + 1.59%), 2.01%, 03/13/26(b)	2,120	1,962,178
Kimberly-Clark Corp., 2.88%, 02/07/50(c)	160	109,663
Lloyds Banking Group PLC(b)
(1 year CMT + 0.55%), 0.70%, 05/11/24(c)	1,590	1,559,343
(1 year CMT + 2.30%), 4.98%, 08/11/33	430	394,822
Mitsubishi UFJ Financial Group, Inc.(b)
(1 year CMT + 0.55%), 0.95%, 07/19/25	1,820	1,691,083
(1 year CMT + 0.95%), 2.31%, 07/20/32	425	327,082
(1 year CMT + 0.97%), 2.49%, 10/13/32	315	245,434
Mizuho Financial Group, Inc., (1 day SOFR + 1.25%), 1.24%, 07/10/24(b)	2,845	2,776,135
Morgan Stanley 3.88%, 01/27/26	200	193,604
6.38%, 07/24/42	460	498,930
4.30%, 01/27/45	580	494,354
(1 day SOFR + 0.86%), 1.51%, 07/20/27(b)	1,510	1,310,360
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(b)	415	386,242
Series I, (1 day SOFR + 0.75%), 0.86%, 10/21/25(b)(c)	2,060	1,889,997
Nasdaq, Inc. 3.85%, 06/30/26	32	30,894
3.25%, 04/28/50	68	45,734
NatWest Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(b)	290	285,847
Sumitomo Mitsui Financial Group, Inc. 2.35%, 01/15/25	1,325	1,253,717
1.47%, 07/08/25	1,049	955,815

		67,889,653

Diversified Telecommunication Services — 0.7%
AT&T, Inc. 1.70%, 03/25/26	3,620	3,262,333
4.85%, 03/01/39	695	621,739
3.80%, 12/01/57	1,323	912,782
Sprint Capital Corp., 6.88%, 11/15/28	299	310,344
Verizon Communications, Inc. 1.68%, 10/30/30	1,687	1,314,967
4.50%, 08/10/33	610	570,769
4.13%, 08/15/46	430	341,626

		7,334,560

Education — 0.1%
Ford Foundation
Series 2020, 2.42%, 06/01/50(c)	5	3,145
Series 2020, 2.82%, 06/01/70	30	17,498
Georgetown University, Series 20A, 2.94%, 04/01/50	27	17,069

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Massachusetts Institute of Technology, 3.07%, 04/01/52	$264	$193,297
Northwestern University, Series 2020, 2.64%, 12/01/50	266	172,672
President and Fellows of Harvard College, 2.52%, 10/15/50	54	35,056
Rockefeller Foundation, Series 2020, 2.49%, 10/01/50	72	45,617
University of Chicago
Series 20B, 2.76%, 04/01/45	148	110,640
Series C, 2.55%, 04/01/50	157	104,590
University of Southern California, Series 21A, 2.95%, 10/01/51(c)	190	127,358
Yale University, Series 2020, 2.40%, 04/15/50	272	172,664

		999,606

Electric Utilities — 3.1%
AEP Texas, Inc. 5.25%, 05/15/52	140	133,878
Series I, 2.10%, 07/01/30	260	210,782
AEP Transmission Co. LLC 3.15%, 09/15/49	30	20,756
Series O, 4.50%, 06/15/52	130	114,340
Alabama Power Co. 3.05%, 03/15/32	300	258,480
3.45%, 10/01/49	370	266,537
Ameren Corp., 2.50%, 09/15/24	65	62,170
Ameren Illinois Co., 3.25%, 03/15/50	130	93,043
American Electric Power Co., Inc., 2.03%, 03/15/24	1,115	1,075,066
Appalachian Power Co., Series X, 3.30%, 06/01/27	1,190	1,113,769
Arizona Public Service Co.(c) 3.15%, 05/15/25	400	382,575
2.95%, 09/15/27	800	727,288
Atlantic City Electric Co., 2.30%, 03/15/31	570	463,972
Baltimore Gas and Electric Co., 2.90%, 06/15/50	170	112,340
Berkshire Hathaway Energy Co., 4.45%, 01/15/49	500	429,364
Black Hills Corp., 1.04%, 08/23/24	200	186,519
CenterPoint Energy Houston Electric LLC
Sereis AJ, 4.85%, 10/01/52	75	71,564
Series AH, Class AH, 3.60%, 03/01/52	55	42,228
CenterPoint Energy, Inc., 4.25%, 11/01/28	170	159,365
Commonwealth Edison Co. 3.70%, 08/15/28	1,200	1,129,124
2.20%, 03/01/30	500	419,020
4.00%, 03/01/49	90	72,794
Series 130, 3.13%, 03/15/51	70	48,300
Consolidated Edison Co. of New York, Inc.
Series 06-A, 5.85%, 03/15/36	640	646,869
Series A, 4.13%, 05/15/49	50	40,634
Series B, 3.13%, 11/15/27	800	733,529
Consumers Energy Co. 2.65%, 08/15/52	125	78,597
4.20%, 09/01/52	60	51,333
Dominion Energy, Inc., 3.90%, 10/01/25	500	486,932
DTE Electric Co., Series B, 3.65%, 03/01/52	217	167,671
DTE Energy Co., 4.22%, 11/01/24(e)	250	245,737
Duke Energy Corp. 2.65%, 09/01/26	300	277,084
4.20%, 06/15/49	700	552,422

Security	Par (000)	Value

Electric Utilities (continued)
Duke Energy Corp. (continued) 5.00%, 08/15/52(c)	$60	$53,242
Duke Energy Florida LLC, 3.80%, 07/15/28	1,365	1,295,814
Duke Energy Ohio, Inc., 4.30%, 02/01/49	100	81,518
Entergy Corp., 0.90%, 09/15/25	285	253,796
Entergy Texas, Inc., 3.55%, 09/30/49	520	373,088
Evergy Kansas Central, Inc. 2.55%, 07/01/26	800	736,862
3.45%, 04/15/50	130	94,082
Evergy Metro, Inc., 3.65%, 08/15/25	300	291,393
Evergy, Inc., 2.90%, 09/15/29	50	43,177
Eversource Energy, Series M, 3.30%, 01/15/28	1,000	920,820
Florida Power & Light Co. 4.05%, 10/01/44	500	423,172
3.15%, 10/01/49	40	28,811
2.88%, 12/04/51	90	60,358
Georgia Power Co., 3.25%, 04/01/26	800	756,344
Interstate Power and Light Co., 2.30%, 06/01/30	530	433,059
Kentucky Utilities Co., 3.30%, 06/01/50	60	42,143
MidAmerican Energy Co. 3.10%, 05/01/27	800	748,975
3.15%, 04/15/50	60	42,464
2.70%, 08/01/52	105	67,227
National Rural Utilities Cooperative Finance Corp., 3.70%, 03/15/29	680	625,405
NextEra Energy Capital Holdings, Inc. 2.94%, 03/21/24	470	457,577
3.55%, 05/01/27	245	230,820
2.25%, 06/01/30	200	164,470
5.00%, 07/15/32(c)	50	49,037
NSTAR Electric Co. 3.10%, 06/01/51	110	75,529
4.95%, 09/15/52	90	86,943
Oglethorpe Power Corp., 5.05%, 10/01/48	130	111,151
Oncor Electric Delivery Co. LLC 3.80%, 06/01/49	320	257,215
4.60%, 06/01/52(a)(c)	40	36,564
4.95%, 09/15/52(a)	70	67,559
Pacific Gas and Electric Co. 2.10%, 08/01/27	65	55,512
3.00%, 06/15/28(c)	100	86,450
3.30%, 08/01/40	90	60,936
4.95%, 07/01/50	270	209,207
3.50%, 08/01/50	340	211,179
PacifiCorp., 4.13%, 01/15/49	280	229,122
PECO Energy Co. 3.05%, 03/15/51	70	47,818
4.38%, 08/15/52	105	92,358
PG&E Corp., 5.25%, 07/01/30(c)	1,131	1,029,210
Public Service Co. of Colorado 3.70%, 06/15/28	1,300	1,237,034
4.05%, 09/15/49	20	16,415
Public Service Electric and Gas Co. 2.25%, 09/15/26	400	363,263
3.00%, 05/15/27(c)	500	466,928
3.70%, 05/01/28(c)	800	757,927
3.10%, 03/15/32(c)	85	74,301
2.05%, 08/01/50(c)	105	58,508
San Diego Gas & Electric Co., 2.50%, 05/15/26	400	370,533
Sempra Energy, 3.70%, 04/01/29	140	127,607

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Southern California Edison Co. 3.65%, 02/01/50	$100	$73,032
Series B, 4.88%, 03/01/49	260	228,624
Series C, 4.13%, 03/01/48	370	295,250
Southern Co., 3.25%, 07/01/26	1,900	1,786,571
Tampa Electric Co., 3.45%, 03/15/51	35	24,434
Tucson Electric Power Co., 1.50%, 08/01/30	190	145,340
Union Electric Co., 4.00%, 04/01/48	230	185,143
Virginia Electric and Power Co. 3.30%, 12/01/49	320	228,533
Series A, 3.80%, 04/01/28(c)	1,750	1,648,653
Series C, 4.63%, 05/15/52	110	95,994
Wisconsin Electric Power Co. 3.10%, 06/01/25(c)	800	763,854
4.75%, 09/30/32	20	19,597
Wisconsin Power and Light Co., 3.05%, 10/15/27	390	359,747
Wisconsin Public Service Corp., 3.30%, 09/01/49	85	59,257
Xcel Energy, Inc. 4.00%, 06/15/28(c)	900	861,406
3.50%, 12/01/49	50	36,466

		32,088,906

Electrical Equipment — 0.0%
Eaton Corp., 4.70%, 08/23/52(c)	90	81,428

Electronic Equipment, Instruments & Components — 0.2%
Amphenol Corp., 2.05%, 03/01/25	125	117,500
Arrow Electronics, Inc., 2.95%, 02/15/32	99	78,054
Keysight Technologies, Inc., 4.60%, 04/06/27	1,225	1,188,600
Xerox Holdings Corp., 5.50%, 08/15/28(a)	380	304,096

		1,688,250

Energy Equipment & Services — 0.1%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc., 4.08%, 12/15/47	750	584,976
NOV, Inc., 3.95%, 12/01/42	60	41,832

		626,808

Environmental, Maintenance & Security Service — 0.1%
Waste Connections, Inc. 2.60%, 02/01/30	305	260,054
3.20%, 06/01/32	715	613,356

		873,410

Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp. 3.38%, 10/15/26	110	102,846
3.65%, 03/15/27	950	887,281
3.70%, 10/15/49	190	134,764
Camden Property Trust, 2.80%, 05/15/30	240	206,503
Crown Castle, Inc. 3.70%, 06/15/26	1,000	950,835
2.90%, 04/01/41	1,040	712,463
Equinix, Inc., 2.63%, 11/18/24	225	214,266
Federal Realty Investment Trust, 3.50%, 06/01/30	210	179,680
Mid-America Apartments LP, 1.10%, 09/15/26	70	60,536
Public Storage 3.09%, 09/15/27	1,250	1,162,617
1.95%, 11/09/28(c)	1,775	1,514,107
2.25%, 11/09/31	525	421,020

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group LP, 3.50%, 09/01/25	$90	$86,196
Weyerhaeuser Co., 4.00%, 04/15/30	250	227,630

		6,860,744

Food & Staples Retailing — 0.5%
Conagra Brands, Inc. 5.30%, 11/01/38	440	414,332
5.40%, 11/01/48	340	314,169
Costco Wholesale Corp., 1.75%, 04/20/32	160	126,490
Dollar General Corp., 4.25%, 09/20/24	75	73,969
FirstCash, Inc., 5.63%, 01/01/30(a)	1,140	1,014,674
General Mills, Inc. 5.24%, 11/18/25	1,080	1,082,689
2.88%, 04/15/30	840	725,698
Kraft Heinz Foods Co. 3.88%, 05/15/27	575	549,353
4.88%, 10/01/49(c)	535	464,403

		4,765,777

Food Products — 0.0%
Hershey Co., 2.65%, 06/01/50	105	68,132
Tyson Foods, Inc., 5.10%, 09/28/48	80	73,805

		141,937

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, 4.90%, 11/30/46	1,310	1,277,165
Becton Dickinson and Co., 4.30%, 08/22/32(c)	180	168,484
DH Europe Finance II Sarl, 3.40%, 11/15/49	375	283,180

		1,728,829

Health Care Providers & Services — 0.9%
Allina Health System, Series 2021, 2.90%, 11/15/51	230	146,322
AmerisourceBergen Corp. 3.45%, 12/15/27	1,427	1,333,260
2.70%, 03/15/31	117	97,115
Banner Health, Series 2020, 3.18%, 01/01/50	119	83,170
Baylor Scott & White Holdings, Series 2021, 2.84%, 11/15/50	92	59,960
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/51	169	104,171
CommonSpirit Health, 3.91%, 10/01/50	339	250,889
Elevance Health, Inc., 3.35%, 12/01/24	1,395	1,352,139
Fred Hutchinson Cancer Center, Series 2022, 4.97%, 01/01/52(c)	130	120,235
Hackensack Meridian Health, Inc., Series 2020, 2.88%, 09/01/50	58	37,491
Hoag Memorial Hospital Presbyterian, 3.80%, 07/15/52	73	56,828
Humana, Inc. 3.85%, 10/01/24(c)	1,000	979,854
5.75%, 03/01/28	215	219,522
Inova Health System Foundation, 4.07%, 05/15/52	18	14,903
Kaiser Foundation Hospitals
Series 2021, 2.81%, 06/01/41	57	41,300
Series 2021, 3.00%, 06/01/51	161	109,649
McKesson Corp., 0.90%, 12/03/25	1,465	1,300,847
Memorial Sloan-Kettering Cancer Center,
Series 2020, 2.96%, 01/01/50	46	30,474
Methodist Hospital, Series 20A, 2.71%, 12/01/50	87	55,484
Providence St Joseph Health Obligated Group,
Series 21A, 2.70%, 10/01/51	136	80,420

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Sutter Health, Series 20A, 3.36%, 08/15/50	$54	$36,599
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/52	42	38,661
UnitedHealth Group, Inc. 2.30%, 05/15/31	185	154,171
4.75%, 07/15/45	800	749,144
2.90%, 05/15/50	410	277,375
3.25%, 05/15/51	5	3,578
5.88%, 02/15/53	570	615,466
3.13%, 05/15/60	730	494,819
6.05%, 02/15/63	325	352,670
WakeMed, Series A, 3.29%, 10/01/52	81	53,381

		9,249,897

Hotels, Restaurants & Leisure — 0.4%
Burger King (Restaurant Brands Int)/New Red Finance, Inc., 4.38%, 01/15/28(a)	1,250	1,119,258
Choice Hotels International, Inc., 3.70%, 12/01/29(c)	1,695	1,476,082
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26	380	372,806
Marriott International, Inc., 5.00%, 10/15/27	170	167,744
McDonald’s Corp. 3.70%, 01/30/26	380	369,452
5.15%, 09/09/52	350	335,583

		3,840,925

Household Durables — 0.2%
NVR, Inc., 3.00%, 05/15/30	2,645	2,220,459

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc., 3.63%, 02/15/31(a)(c)	635	482,725

Insurance — 1.1%
Aflac, Inc., 4.75%, 01/15/49	575	510,042
Aon Global Ltd., 3.88%, 12/15/25	3,400	3,314,776
Arthur J Gallagher & Co., 3.50%, 05/20/51	580	404,675
Athene Holding Ltd. 3.95%, 05/25/51	30	20,243
3.45%, 05/15/52	55	33,715
Berkshire Hathaway Finance Corp. 4.20%, 08/15/48(c)	125	109,978
2.85%, 10/15/50(c)	95	63,449
3.85%, 03/15/52	325	259,041
Berkshire Hathaway, Inc., 3.13%, 03/15/26	355	340,183
Brown & Brown, Inc. 4.20%, 03/17/32(c)	240	208,071
4.95%, 03/17/52	782	634,768
Enstar Group Ltd., 3.10%, 09/01/31	805	587,839
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	360	294,960
Marsh & McLennan Cos., Inc. 4.75%, 03/15/39	111	101,996
4.20%, 03/01/48(c)	1,715	1,412,443
4.90%, 03/15/49	1,735	1,594,702
MetLife, Inc., 5.00%, 07/15/52	270	257,026
Progressive Corp. 4.13%, 04/15/47	295	246,954

Security	Par (000)	Value

Insurance (continued)
Progressive Corp. (continued) 3.70%, 03/15/52	$35	$26,835
Willis North America, Inc., 2.95%, 09/15/29	940	790,169

		11,211,865

Interactive Media & Services — 0.1%
Alphabet, Inc. 2.00%, 08/15/26	800	735,507
2.25%, 08/15/60	335	188,718

		924,225

Internet & Direct Marketing Retail — 0.1%
Genuine Parts Co., 1.75%, 02/01/25	1,050	980,360
Meta Platforms, Inc. 3.85%, 08/15/32	205	180,387
4.45%, 08/15/52	280	222,502

		1,383,249

Internet Software & Services — 0.1%
Booking Holdings, Inc., 4.63%, 04/13/30(c)	315	304,220
VeriSign, Inc., 2.70%, 06/15/31	630	513,083

		817,303

IT Services — 0.9%
Gartner, Inc., 4.50%, 07/01/28(a)	1,090	1,016,240
International Business Machines Corp. 4.00%, 07/27/25(c)	2,350	2,311,863
4.40%, 07/27/32(c)	2,905	2,771,552
4.25%, 05/15/49	565	465,811
Kyndryl Holdings, Inc., 4.10%, 10/15/41	30	17,964
Verisk Analytics, Inc. 4.00%, 06/15/25	1,400	1,360,762
4.13%, 03/15/29	1,056	988,555

		8,932,747

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc., 2.30%, 03/12/31	1,115	899,075

Machinery — 0.3%
Deere & Co., 2.75%, 04/15/25	215	206,511
IDEX Corp., 2.63%, 06/15/31	3,039	2,515,684
John Deere Capital Corp., 3.40%, 06/06/25	595	577,220
Otis Worldwide Corp. 3.11%, 02/15/40	70	51,051
3.36%, 02/15/50	70	48,960

		3,399,426

Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 6.38%, 09/01/29(a)	545	512,158
Comcast Corp. 3.38%, 02/15/25	1,590	1,541,358
2.35%, 01/15/27	400	363,439
DISH DBS Corp. 7.75%, 07/01/26	425	342,716
7.38%, 07/01/28	411	290,783
FactSet Research Systems, Inc. 2.90%, 03/01/27	1,575	1,429,728
3.45%, 03/01/32	775	649,762
Fox Corp., 4.03%, 01/25/24	340	336,057

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Frontier Communications Holdings LLC(a) 6.75%, 05/01/29(c)	$970	$802,442
8.75%, 05/15/30	490	498,207
Thomson Reuters Corp., 3.35%, 05/15/26	800	756,804
Time Warner Cable LLC, 4.50%, 09/15/42	500	366,052
Univision Communications, Inc., 7.38%, 06/30/30(a)	1,145	1,094,277

		8,983,783

Metals & Mining — 0.2%
Nucor Corp., 3.13%, 04/01/32	195	165,288
Reliance Steel & Aluminum Co., 2.15%, 08/15/30(c)	1,575	1,240,256
Rio Tinto Finance USA Ltd., 2.75%, 11/02/51	230	152,141
Southern Copper Corp., 3.88%, 04/23/25	152	146,613
Vale Overseas Ltd. 3.75%, 07/08/30	100	87,363
6.88%, 11/21/36	160	168,780

		1,960,441

Multi-Utilities — 0.3%
Atmos Energy Corp.(c) 3.00%, 06/15/27	400	373,300
1.50%, 01/15/31	30	23,365
5.75%, 10/15/52	105	109,602
Dominion Energy, Inc., 5.38%, 11/15/32	140	138,766
National Fuel Gas Co., 2.95%, 03/01/31	335	262,523
NiSource, Inc. 3.60%, 05/01/30	60	53,425
3.95%, 03/30/48	310	240,459
5.00%, 06/15/52	20	18,187
ONE Gas, Inc., 4.25%, 09/01/32(c)	290	274,600
PacifiCorp., 5.35%, 12/01/53	135	133,609
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29	500	458,196
Southern California Gas Co., Series TT, 2.60%, 06/15/26	800	741,463
Southwest Gas Corp. 3.70%, 04/01/28(c)	230	209,461
2.20%, 06/15/30	85	66,481
Washington Gas Light Co., 3.65%, 09/15/49	30	21,758

		3,125,195

Oil, Gas & Consumable Fuels — 3.5%
Canadian Natural Resources Ltd., 2.95%, 07/15/30(c)	551	464,274
Cheniere Corpus Christi Holdings LLC(c) 5.13%, 06/30/27	2,900	2,864,992
3.70%, 11/15/29	846	764,717
Chevron Corp. 1.55%, 05/11/25	550	511,642
3.08%, 05/11/50	60	43,060
CNOOC Finance 2015 USA LLC, Series 2015, 3.50%, 05/05/25	600	576,488
CNX Resources Corp., 7.25%, 03/14/27(a)	116	115,130
ConocoPhillips Co. 3.76%, 03/15/42	1,165	966,150
3.80%, 03/15/52(c)	705	554,231
Continental Resources, Inc., 4.38%, 01/15/28	100	91,626
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31(a)(c)	1,270	1,109,358
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.00%, 02/01/29(a)(c)	549	503,713

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP, 3.25%, 02/15/32(c)	$222	$183,623
Devon Energy Corp. 4.50%, 01/15/30	412	383,569
7.88%, 09/30/31(c)	290	327,246
7.95%, 04/15/32(c)	393	446,022
5.60%, 07/15/41	925	862,961
5.00%, 06/15/45	655	565,539
Diamondback Energy, Inc., 6.25%, 03/15/33	125	126,871
Enbridge, Inc. 2.50%, 08/01/33	150	115,370
3.40%, 08/01/51(c)	195	132,353
Enerflex Ltd., 9.00%, 10/15/27	25	24,931
Energy Transfer LP 5.75%, 02/15/33	635	621,259
5.00%, 05/15/50	855	683,086
EQT Corp., 7.00%, 02/01/30(c)	470	487,446
Equinor ASA 3.25%, 11/10/24(c)	400	389,849
3.25%, 11/18/49	500	363,194
Exxon Mobil Corp. 2.99%, 03/19/25	2,170	2,090,156
3.45%, 04/15/51(c)	625	470,520
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29	555	508,419
Hess Corp., 5.60%, 02/15/41(c)	165	155,969
Kinder Morgan, Inc. 4.80%, 02/01/33	717	664,742
5.55%, 06/01/45	375	341,929
Marathon Oil Corp., 6.60%, 10/01/37	90	89,441
Marathon Petroleum Corp. 4.50%, 04/01/48	93	74,269
5.00%, 09/15/54	182	151,875
MPLX LP 4.88%, 12/01/24	209	207,291
4.50%, 04/15/38	125	105,296
5.20%, 03/01/47	70	59,412
4.70%, 04/15/48	805	635,251
5.50%, 02/15/49	685	602,041
4.95%, 03/14/52	3,125	2,552,637
4.90%, 04/15/58	340	266,295
New Fortress Energy, Inc., 6.50%, 09/30/26(a)(c)	1,590	1,476,633
ONEOK Partners LP 4.90%, 03/15/25	2,000	1,971,021
6.13%, 02/01/41	75	70,733
ONEOK, Inc. 2.75%, 09/01/24	1,475	1,412,068
6.35%, 01/15/31	1,140	1,158,177
6.10%, 11/15/32	590	589,971
7.15%, 01/15/51	80	81,222
Pioneer Natural Resources Co., 2.15%, 01/15/31	150	118,560
Plains All American Pipeline LP/PAA Finance Corp., 4.90%, 02/15/45	170	131,693
Shell International Finance BV 6.38%, 12/15/38	67	73,664
3.00%, 11/26/51	178	120,527
Targa Resources Corp., 4.95%, 04/15/52	190	150,310
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.50%, 03/01/30	1,100	1,035,012
4.88%, 02/01/31	910	821,685
4.00%, 01/15/32	1,940	1,632,297

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd., 3.75%, 10/16/23(c)	$800	$791,788
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50	95	72,237
Williams Cos., Inc. 8.75%, 03/15/32	790	930,280
3.50%, 10/15/51	545	370,901

		36,263,022

Personal Products — 0.1%
Colgate-Palmolive Co., 3.25%, 08/15/32	90	81,220
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 4.75%, 01/15/29(a)	347	314,035
Procter & Gamble Co., 1.20%, 10/29/30	645	506,075
Unilever Capital Corp., 2.00%, 07/28/26	800	729,048

		1,630,378

Pharmaceuticals — 1.5%
AbbVie, Inc. 2.60%, 11/21/24	3,520	3,367,441
4.05%, 11/21/39	50	42,797
4.40%, 11/06/42	135	117,102
4.70%, 05/14/45	145	128,789
4.25%, 11/21/49(c)	410	340,253
AstraZeneca PLC, 3.13%, 06/12/27(c)	990	929,592
Bristol-Myers Squibb Co. 2.55%, 11/13/50(c)	1,070	670,220
3.90%, 03/15/62	55	42,279
Cigna Corp. 3.75%, 07/15/23	444	441,070
3.40%, 03/15/51	665	472,653
CVS Health Corp. 3.00%, 08/15/26	75	70,054
4.78%, 03/25/38	265	241,397
5.13%, 07/20/45	185	168,610
5.05%, 03/25/48	315	282,727
4.25%, 04/01/50	315	250,713
Eli Lilly & Co., 2.75%, 06/01/25	378	361,310
Johnson & Johnson 3.63%, 03/03/37	195	173,240
3.70%, 03/01/46	529	443,785
Merck & Co., Inc. 0.75%, 02/24/26(c)	5,085	4,502,269
4.00%, 03/07/49	330	281,088
Novartis Capital Corp., 2.75%, 08/14/50	271	187,436
Pfizer, Inc., 7.20%, 03/15/39	80	96,732
Viatris, Inc. 1.65%, 06/22/25	180	163,025
4.00%, 06/22/50	150	92,421
Zoetis, Inc. 3.00%, 09/12/27(c)	1,800	1,664,077
3.90%, 08/20/28	5	4,749
3.00%, 05/15/50	100	67,550

		15,603,379

Real Estate Management & Development — 0.1%
CBRE Services, Inc., 4.88%, 03/01/26	670	661,458

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC 3.00%, 04/01/25	800	769,381
3.05%, 02/15/51	990	687,876
Canadian National Railway Co., 4.40%, 08/05/52	240	213,142

Security	Par (000)	Value

Road & Rail (continued)
CSX Corp., 2.60%, 11/01/26	$800	$736,445
Union Pacific Corp. 3.25%, 08/15/25	400	384,426
3.25%, 02/05/50	90	64,851
2.97%, 09/16/62	95	61,022
3.75%, 02/05/70	40	29,158

		2,946,301

Semiconductors & Semiconductor Equipment — 0.9%
Analog Devices, Inc. 2.95%, 04/01/25(c)	225	216,404
1.70%, 10/01/28	385	326,218
2.80%, 10/01/41	240	175,651
2.95%, 10/01/51	180	121,294
Barings BDC, Inc., 3.30%, 11/23/26	285	241,560
Broadcom, Inc. 3.15%, 11/15/25	198	187,552
4.00%, 04/15/29(a)	1,860	1,689,703
3.14%, 11/15/35(a)	475	349,251
3.50%, 02/15/41(a)	1,110	788,138
3.75%, 02/15/51(a)	1,365	942,367
Flex Ltd. 3.75%, 02/01/26	5	4,704
4.88%, 06/15/29	745	701,464
Goldman Sachs Group, Inc., 5.70%, 11/01/24(c)	650	657,736
Intel Corp., 3.40%, 03/25/25	865	843,262
Jabil, Inc., 1.70%, 04/15/26	1,055	934,884
Micron Technology, Inc., 6.75%, 11/01/29	180	182,840
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)	190	178,458
Texas Instruments, Inc. 1.75%, 05/04/30	482	396,238
2.70%, 09/15/51(c)	870	597,884

		9,535,608

Software — 0.4%
Activision Blizzard, Inc., 2.50%, 09/15/50	125	76,763
Electronic Arts, Inc., 2.95%, 02/15/51	250	161,298
Intuit, Inc., 1.65%, 07/15/30	71	56,935
Microsoft Corp. 2.53%, 06/01/50	325	213,866
3.04%, 03/17/62	365	252,186
Oracle Corp. 2.50%, 04/01/25	1,145	1,079,594
2.95%, 05/15/25	800	759,006
2.88%, 03/25/31	615	509,913
3.95%, 03/25/51(c)	300	213,732
3.85%, 04/01/60	285	189,364
Roper Technologies, Inc., 3.65%, 09/15/23	310	306,693
ServiceNow, Inc., 1.40%, 09/01/30	72	55,081

		3,874,431

Technology Hardware, Storage & Peripherals — 0.4%
Adobe, Inc., 2.15%, 02/01/27	2,090	1,902,120
Apple, Inc. 3.00%, 06/20/27(c)	925	871,089
1.40%, 08/05/28	850	720,036
2.70%, 08/05/51	890	586,724
3.95%, 08/08/52	45	38,236
2.55%, 08/20/60(c)	95	57,485

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued) 2.85%, 08/05/61	$450	$289,364
4.10%, 08/08/62	270	224,427

		4,689,481

Tobacco — 1.5%
Altria Group, Inc. 4.80%, 02/14/29(c)	2,415	2,317,260
2.45%, 02/04/32	1,550	1,169,311
5.80%, 02/14/39(c)	1,127	1,039,170
4.45%, 05/06/50	215	152,240
3.70%, 02/04/51	430	269,318
4.00%, 02/04/61	365	236,855
BAT Capital Corp. 2.26%, 03/25/28	449	372,635
4.91%, 04/02/30	673	616,184
2.73%, 03/25/31	1,110	866,041
7.75%, 10/19/32	955	1,027,174
4.39%, 08/15/37	510	396,526
3.73%, 09/25/40	125	84,878
4.54%, 08/15/47	560	395,682
4.76%, 09/06/49	335	242,629
Philip Morris International, Inc. 0.88%, 05/01/26	2,670	2,345,635
2.10%, 05/01/30	670	541,835
5.75%, 11/17/32	710	723,793
6.38%, 05/16/38	2,010	2,139,589
4.25%, 11/10/44(c)	640	513,819
Reynolds American, Inc., 5.85%, 08/15/45	420	357,755

		15,808,329

Transportation Infrastructure — 0.0%
United Parcel Service, Inc., 5.30%, 04/01/50(c)	280	290,527

Utilities — 0.2%
American Water Capital Corp., 2.80%, 05/01/30	270	233,451
Essential Utilities, Inc. 3.57%, 05/01/29	630	565,103
2.70%, 04/15/30	380	318,720
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)	1,250	1,160,117

		2,277,391

Wireless Telecommunication Services — 0.8%
American Tower Corp., 1.30%, 09/15/25	680	613,819
GLP Capital LP/GLP Financing II, Inc. 5.75%, 06/01/28	1,145	1,122,706
5.30%, 01/15/29	895	846,974
Realty Income Corp., 5.63%, 10/13/32(c)	170	172,657
Rogers Communications, Inc.(a) 3.20%, 03/15/27(c)	520	481,138
3.80%, 03/15/32	660	569,549
4.50%, 03/15/42	650	529,794
4.55%, 03/15/52	250	193,822
T-Mobile USA, Inc. 3.50%, 04/15/25	25	24,043
4.50%, 04/15/50	335	275,416
3.30%, 02/15/51	245	163,499
5.65%, 01/15/53	1,195	1,156,628

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. (continued) 3.60%, 11/15/60	$600	$396,163
5.80%, 09/15/62	985	952,937
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(a)(c)	813	538,612

		8,037,757

Total Corporate Bonds — 34.9% (Cost: $403,189,249)		362,241,762

Foreign Agency Obligations

Indonesia — 0.1%
Indonesia Government International Bond, 4.75%, 07/18/47(a)	500	453,180

Israel — 0.0%
State of Israel, 3.38%, 01/15/50	390	296,839

Mexico — 0.2%
Mexico Government International Bond 4.15%, 03/28/27(c)	1,145	1,118,092
6.05%, 01/11/40(c)	100	97,050
4.50%, 01/31/50	340	258,676
3.77%, 05/24/61	735	465,485

		1,939,303

Panama — 0.0%
Panama Government International Bond, 3.87%, 07/23/60	420	270,585

Peru — 0.0%
Peruvian Government International Bond, 3.55%, 03/10/51(c)	455	323,278

Philippines — 0.0%
Philippines Government International Bond, 2.65%, 12/10/45	200	134,022

Uruguay — 0.1%
Uruguay Government International Bond 5.10%, 06/18/50	1,000	986,000
4.98%, 04/20/55	50	48,125

		1,034,125

Total Foreign Agency Obligations — 0.4% (Cost: $5,422,114)		4,451,332

Municipal Bonds

California — 0.2%
Bay Area Toll Authority, RB, BAB
Series F-2, 6.26%, 04/01/49	100	115,132
Series S-1, 6.92%, 04/01/40	50	57,306
Bay Area Toll Authority, Refunding RB, Series F-3, 3.13%, 04/01/55	540	360,730
California State University, Refunding RB, Series B, 2.98%, 11/01/51	595	406,270
Regents of the University of California Medical Center Pooled Revenue, RB
Series N, 3.01%, 05/15/50	120	79,269

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, RB (continued)
Series N, 3.71%, 05/15/2120	$85	$53,415
State of California, GO, BAB, 7.60%, 11/01/40	300	384,222
State of California, Refunding GO, 3.50%, 04/01/28	500	468,966
University of California, RB, Series AD, 4.86%, 05/15/2112	115	97,624
University of California, Refunding RB, Series J, 4.13%, 05/15/45	150	131,662

		2,154,596

District of Columbia — 0.0%
District of Columbia Water & Sewer Authority, Refunding RB, Series D, Subordinate Lien, 3.21%, 10/01/48	200	141,838

Florida — 0.0%
State Board of Administration Finance Corp., RB, Series A, 2.15%, 07/01/30	119	97,221

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, Series C, Senior Lien, 4.47%, 01/01/49	110	98,146
Sales Tax Securitization Corp., Refunding RB, Series B, 2nd Lien, 3.24%, 01/01/42	140	103,893
State of Illinois, GO, 5.10%, 06/01/33	255	243,855

		445,894

Louisiana — 0.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Class A-4, 4.48%, 08/01/39	65	59,964

Maryland — 0.0%
Maryland Health & Higher Educational Facilities Authority, Refunding RB
Series D, 3.05%, 07/01/40	115	81,184
Series D, 3.20%, 07/01/50	80	53,160

		134,344

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO, Series H, 2.90%, 09/01/49	295	198,834

Michigan — 0.0%
University of Michigan, RB
Series A, 3.50%, 04/01/52(c)	38	29,645
Series A, 4.45%, 04/01/2122	69	56,073
Series B, 3.50%, 04/01/52	67	52,267
University of Michigan, Refunding RB, Series C, 3.60%, 04/01/47	238	201,333

		339,318

New Jersey — 0.0%
New Jersey Turnpike Authority, RB, BAB, Series A, 7.10%, 01/01/41	150	180,268

New York — 0.2%
Metropolitan Transportation Authority, RB, BAB, 6.81%, 11/15/40	355	383,764
New York City Municipal Water Finance Authority, Refunding RB, 5.88%, 06/15/44	250	274,098

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, BAB, 5.51%, 08/01/37	$110	$111,290
New York State Dormitory Authority, Refunding RB, Series B, 3.14%, 07/01/43	255	198,171
Port Authority of New York & New Jersey, ARB 210th Series, 4.03%, 09/01/48	500	417,436
Consolidated, 192nd Series, 4.81%, 10/15/65	50	46,556
Port Authority of New York & New Jersey, RB, 191th Series, 4.82%, 06/01/45	200	187,967

		1,619,282

Oklahoma — 0.0%
Oklahoma Development Finance Authority, RB, Class A2, 4.62%, 06/01/44	110	101,969

Pennsylvania — 0.0%
Pennsylvania State University, Refunding RB, Series D, 2.84%, 09/01/50	80	54,693

Texas — 0.1%
Board of Regents of the University of Texas System, Refunding RB, Series B, 2.44%, 08/15/49(c)	105	66,259
Dallas Area Rapid Transit, Refunding RB, Series A, Senior Lien, 2.61%, 12/01/48	100	65,032
Dallas Fort Worth International Airport, Refunding RB, 2.84%, 11/01/46	260	184,625
Grand Parkway Transportation Corp., Refunding RB, Subordinate, 3.24%, 10/01/52	100	71,492
Texas Transportation Commission State Highway Fund, Refunding RB, 4.00%, 10/01/33	690	632,827

		1,020,235

Virginia — 0.0%
University of Virginia, Refunding RB, Series U, 2.58%, 11/01/51	60	38,246

Total Municipal Bonds — 0.6% (Cost: $8,455,676)		6,586,702

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 5.0%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, (6 mo. LIBOR US + 1.50%), 3.60%, 10/25/34(b)	7	7,320
Citigroup Mortgage Loan Trust(a)(b)
Series 2013-A, Class A, 3.00%, 05/25/42	5	4,821
Series 2014-A, Class A, 4.00%, 01/25/35	32	30,082
Connecticut Avenue Securities Trust(a)(b)
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 6.84%, 07/25/31	801	799,340
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 6.69%, 08/25/31	1,134	1,132,535
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 6.54%, 09/25/31	901	898,707
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 6.49%, 09/25/39	102	101,964
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 6.49%, 10/25/39	333	332,549

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a)(b) (continued)
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 6.79%, 04/25/31	$891	$888,632
Series 2021-R01, Class 1M1, (30 day SOFR + 0.75%), 4.68%, 10/25/41	1,740	1,724,747
Series 2021-R01, Class 1M2, (30 day SOFR + 1.55%), 5.48%, 10/25/41	3,040	2,962,653
Series 2022-R01, Class 1M1, (30 day SOFR + 1.00%), 4.93%, 12/25/41	5,087	5,021,988
Series 2022-R02, Class 2M1, (30 day SOFR + 1.20%), 5.13%, 01/25/42	4,578	4,477,239
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 09/25/19	5	2,774
Fannie Mae Connecticut Avenue Securities(b)
Series 2017-C05, Class 1EB3, (1 mo. LIBOR US + 1.20%), 5.59%, 01/25/30	1,648	1,643,363
Series 2018-C01, Class 1ED2, (1 mo. LIBOR US + 0.85%), 5.24%, 07/25/30	426	423,894
Series 2018-C01, Class 1M2C, (1 mo. LIBOR US + 2.25%), 6.64%, 07/25/30	2,150	2,137,101
Series 2021-R02, Class 2M1, (30 day SOFR + 0.90%), 4.83%, 11/25/41(a)	842	827,176
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 6.09%, 01/25/50	3,522	3,511,005
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 7.54%, 09/25/50	28	27,655
Series 2021-DNA3, Class M1, (30 day SOFR + 0.75%), 4.68%, 10/25/33	304	301,936
Series 2021-DNA3, Class M2, (30 day SOFR + 2.10%), 6.03%, 10/25/33	670	656,918
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 5.58%, 01/25/34	1,598	1,575,901
Series 2021-DNA6, Class M1, (30 day SOFR + 0.80%), 4.73%, 10/25/41	4,090	4,036,746
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 4.63%, 08/25/33	320	317,808
Series 2021-HQA2, Class M1, (30 day SOFR + 0.70%), 4.63%, 12/25/33	1,342	1,331,465
Series 2022-HQA1, Class M1A, (30 day SOFR + 2.10%), 6.03%, 03/25/42	1,188	1,172,484
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.25%), 7.64%, 07/25/29	4,844	4,980,643
Series 2017-HQA2, Class M2, (1 mo. LIBOR US + 2.65%), 7.04%, 12/25/29	673	670,323
Series 2017-HQA3, Class M2, (1 mo. LIBOR US + 2.35%), 6.74%, 04/25/30	4,057	4,070,884
Series 2020-HQA5, Class M2, (30 day SOFR + 2.60%), 6.53%, 11/25/50(a)	4,482	4,472,103
Series 2021-DNA2, Class M1, (30 day SOFR + 0.80%), 4.73%, 08/25/33(a)	456	455,128

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
STACR Trust(a)(b)
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 6.04%, 04/25/43	$640	$639,099
Series 2018-HRP1, Class M2B, (1 mo. LIBOR US + 1.65%), 6.04%, 04/25/43	189	188,316

		51,825,299

Commercial Mortgage-Backed Securities — 3.0%
Bank
Class A3, 3.97%, 09/15/60	2,800	2,623,908
Series 2019-BN23, Class A3, 2.92%, 12/15/52	1,540	1,336,301
Benchmark Mortgage Trust, Series 2019-B10, Class A4, 3.72%, 03/15/62	2,390	2,207,176
Citigroup Commercial Mortgage Trust
Series 2016-C1, Class A4, 3.21%, 05/10/49	1,290	1,199,573
Series 2016-GC36, Class A5, 3.62%, 02/10/49	550	516,851
Series 2017-P8, Class AS, 3.79%, 09/15/50(b)	2,090	1,882,750
Commercial Mortgage Trust
Series 2013-CR11, Class B, 5.11%, 08/10/50(b)	380	370,676
Series 2014-CR17, Class A5, 3.98%, 05/10/47	670	653,537
Series 2016-DC2, Class A4, 3.50%, 02/10/49	2,260	2,140,869
Series 2017-COR2, Class A3, 3.51%, 09/10/50	1,290	1,184,773
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/35(a)(b)	150	138,536
GS Mortgage Securities Trust
Series 2013-GC13, Class A5, 4.04%, 07/10/46(b)	170	168,650
Series 2014-GC20, Class A5, 4.00%, 04/10/47	730	713,339
Series 2015-GC30, Class B, 4.02%, 05/10/50(b)	300	275,180
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,030	1,926,509
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class B, 5.67%, 05/12/45(b)(d)	210	10,823
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A4, 4.13%, 08/15/46(b)	324	321,761
Series 2013-C17, Class A3, 3.93%, 01/15/47	757	742,773
Series 2014-C25, Class AS, 4.07%, 11/15/47	2,180	2,077,661
Series 2015-C31, Class A3, 3.80%, 08/15/48	1,085	1,031,812
Series 2016-C1, Class A5, 3.58%, 03/17/49	810	765,319
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.69%, 03/15/50	1,160	1,083,808
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A4, 4.04%, 11/15/46	460	450,977
Morgan Stanley Capital I Trust
Series 2015-MS1, Class A4, 3.78%, 05/15/48(b)	550	525,938
Series 2019-L3, Class AS, 3.49%, 11/15/52	970	827,662
Series 2020-L4, Class A3, 2.70%, 02/15/53	3,070	2,586,579
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18, Class AS, 3.81%, 12/15/47	510	480,904
Series 2015-C26, Class AS, 3.58%, 02/15/48	1,380	1,301,547
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class AS, 3.24%, 12/15/45	137	134,207
Series 2013-C18, Class A5, 4.16%, 12/15/46(b)	620	607,841
Series 2014-C23, Class A4, 3.65%, 10/15/57	262	252,834
Series 2014-C23, Class AS, 4.21%, 10/15/57(b)	1,140	1,091,496

		31,632,570

Total Non-Agency Mortgage-Backed Securities — 8.0% (Cost: $87,723,913)		83,457,869

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(a)(b) — 0.4%
Freddie Mac STACR REMIC Trust
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 6.44%, 11/25/49	$375		$374,025
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 6.29%, 01/25/50	1,334		1,321,828
Freddie Mac STACR Trust
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 6.34%, 10/25/49	703		758,261
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 5.34%, 11/25/48	1,673		1,655,610

			4,109,724

Mortgage-Backed Securities — 31.1%
Fannie Mae(b)
Series 2014-M3, Class A2, 3.50%, 01/25/24	516		506,821
Series 2016-M13, Class A2, 2.51%, 09/25/26	620		574,542
Series 2018-M1, Class A2, 2.99%, 12/25/27	1,144		1,067,063
Series 2018-M7, Class A2, 3.03%, 03/25/28	1,467		1,370,371
Series 2018-M8, Class A2, 3.30%, 06/25/28	3,407		3,236,257
Fannie Mae Mortgage-Backed Securities 2.50%, 04/01/37	100		91,539
3.00%, 02/01/47	70		63,559
4.00%, 02/01/47 - 02/01/57	1,234		1,180,781
3.50%, 11/01/51	3,571		3,289,767
(11th District Cost of Funds + 1.25%), 2.36%, 09/01/34(b)	76		72,552
(12 mo. LIBOR US + 1.40%), 2.15%, 04/01/35(b)	26		25,121
(12 mo. LIBOR US + 1.53%), 3.21%, 05/01/43(b)	16		16,336
(12 mo. LIBOR US + 1.54%), 3.38%, 06/01/43(b)	33		32,997
(12 mo. LIBOR US + 1.71%), 3.08%, 04/01/40(b)	3		2,830
(12 mo. LIBOR US + 1.75%), 4.00%, 08/01/41(b)	22		22,357
(12 mo. LIBOR US + 1.78%), 3.45%, 01/01/42(b)	7		6,763
(12 mo. LIBOR US + 1.81%), 2.24%, 02/01/42(b)	1		957
(12 mo. LIBOR US + 1.82%), 4.07%, 09/01/41(b)	20		19,850
(6 mo. LIBOR US + 1.04%), 3.16%, 05/01/33(b)	3		2,836
(6 mo. LIBOR US + 1.36%), 2.70%, 10/01/32(b)	10		9,661
Freddie Mac Mortgage-Backed Securities 4.50%, 05/01/24 - 01/01/49	1,095		1,081,429
4.00%, 10/01/24 - 01/01/49	4,063		3,897,602
5.00%, 08/01/25 - 03/01/48	352		355,186
3.50%, 04/01/26 - 04/01/49	6,266		5,846,931
2.50%, 02/01/27	367		352,435
3.00%, 05/01/27 - 10/01/47	5,256		4,766,078
6.00%, 11/01/28 - 04/01/38	213		220,679
6.50%, 06/01/29 - 08/01/36	225		239,163
7.50%, 12/01/30	—	(f)	343
5.50%, 05/01/33 - 08/01/38	530		539,666
(1 year CMT + 2.34%), 2.83%, 04/01/32(b)	21		20,740
(11th District Cost of Funds + 1.25%), 2.60%, 11/01/27(b)	35		34,395

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities (continued)
(12 mo. LIBOR US + 1.50%), 3.25%, 06/01/43(b)	$1	$745
(12 mo. LIBOR US + 1.60%), 2.39%, 08/01/43(b)	8	7,812
(12 mo. LIBOR US + 1.65%), 2.45%, 05/01/43(b)	35	35,047
(12 mo. LIBOR US + 1.73%), 3.77%, 08/01/41(b)	21	20,807
(12 mo. LIBOR US + 1.75%), 2.82%, 04/01/38(b)	30	29,311
(12 mo. LIBOR US + 1.75%), 2.19%, 02/01/40(b)	20	19,436
(12 mo. LIBOR US + 1.79%), 4.04%, 09/01/32(b)	1	1,477
(12 mo. LIBOR US + 1.89%), 4.00%, 07/01/41(b)	10	10,121
(12 mo. LIBOR US + 1.90%), 3.21%, 01/01/42(b)	1	654
Freddie Mac Multifamily Structured Pass Through
Certificates
Series K055, Class A2, 2.67%, 03/25/26	1,590	1,500,401
Series K060, Class A2, 3.30%, 10/25/26	1,190	1,138,404
Series K061, Class A2, 3.35%, 11/25/26(b)	1,590	1,521,580
Series K072, Class A2, 3.44%, 12/25/27	1,190	1,137,941
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K076, Class A2, 3.90%, 04/25/28	2,390	2,329,405
Ginnie Mae Mortgage-Backed Securities 6.50%, 06/15/28 - 07/15/38	49	51,708
7.50%, 08/20/30	2	2,094
6.00%, 01/15/32 - 10/20/38	119	125,897
5.00%, 11/20/33 - 05/20/49	1,027	1,042,040
5.50%, 05/20/36 - 04/20/48	354	367,127
4.50%, 03/15/39 - 01/23/53(g)	3,386	3,306,183
4.00%, 09/15/40 - 01/23/53(g)	5,429	5,207,152
3.50%, 01/15/41 - 01/23/53(g)	9,979	9,281,615
3.00%, 01/20/43 - 01/23/53(g)	12,787	11,497,255
2.50%, 12/20/46 - 01/23/53	18,523	15,993,043
2.00%, 08/20/50 - 01/23/53(h)	16,248	13,623,940
Uniform Mortgage-Backed Securities 5.00%, 01/01/24 - 01/12/53(g)	5,893	5,850,165
4.00%, 06/01/24 - 01/12/53(g)	33,154	31,280,825
4.50%, 11/01/24 - 01/12/53(g)	7,159	6,973,437
3.00%, 12/01/26 - 01/12/53(g)	30,499	27,310,792
2.50%, 09/01/28 - 01/12/53(g)	61,670	53,162,935
7.50%, 09/01/29	2	1,756
6.50%, 12/01/30 - 01/01/36	388	401,457
3.50%, 11/01/31 - 06/01/49	14,917	13,948,582
6.00%, 11/01/31 - 09/01/38	494	508,637
7.00%, 01/01/32 - 06/01/32	14	15,130
5.50%, 10/01/32 - 01/01/47	1,840	1,896,548

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
2.00%, 12/01/35 - 01/12/53(g)	$88,454		$73,759,409
1.50%, 03/01/36 - 11/01/51	13,247		10,813,974

			323,122,449

Total U.S. Government Sponsored Agency Securities — 31.5% (Cost: $366,092,661)			327,232,173

Total Long-Term Investments — 85.6% (Cost: $981,270,917)			889,866,678

	Shares

Short-Term Securities

Money Market Funds — 17.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(i)(j)(k)	182,942,351		182,997,233
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(i)(j)	100,000		100,000

			183,097,233

	Par (000)

U.S. Government Sponsored Agency Securities — 0.1%
Freddie Mac Mortgage-Backed Securities, 5.00%, 07/01/23	$1		819
Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, Class A2, 3.30%, 04/25/23(b)	260		258,940
Uniform Mortgage-Backed Securities, 4.50%, 04/01/23	—	(f)	72

			259,831

U.S. Treasury Obligations — 14.2%
U.S. Treasury Bills(l) 4.34%, 03/16/23(c)	124,000		122,971,668
4.45%, 03/30/23	25,000		24,743,904

			147,715,572

Total Short-Term Securities — 31.9% (Cost: $331,013,460)			331,072,636

Total Investments Before TBA Sale Commitments — 117.5% (Cost: $1,312,284,377)			1,220,939,314

Security	Par (000)	Value

TBA Sale Commitments(g)

Mortgage-Backed Securities — (1.9)%
Uniform Mortgage-Backed Securities 2.00%, 01/12/53	$(1,500)	$(1,220,191)
2.50%, 01/12/53	(19,800)	(16,760,983)
3.50%, 02/25/49	(782)	(710,111)
4.00%, 01/12/53	(700)	(656,362)

Total TBA Sale Commitments — (1.9)% (Proceeds: $(19,842,405))		(19,347,647)

Total Investments, Net of TBA Sale Commitments — 115.6% (Cost: $1,292,441,972)		1,201,591,667

Liabilities in Excess of Other Assets — (15.6)%		(162,225,807)

Net Assets — 100.0%		$1,039,365,860

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Rounds to less than 1,000.
(g)	Represents or includes a TBA transaction.
(h)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(i)	Affiliate of the Master Portfolio.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(l)	Rates are discount rates or a range of discount rates as of period end.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$67,351,856	$115,614,792	(a)	$—	$6,281	$24,304	$182,997,233	182,942,351	$1,770,818	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—		—	—	—	100,000	100,000	1,595		—

					$6,281	$24,304	$183,097,233		$1,772,413		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Canadian Bond	148	03/22/23	$13,395	$(484,397)
10-Year U.S. Treasury Note	1,060	03/22/23	118,869	(811,052)
10-Year U.S. Ultra Long Treasury Note	179	03/22/23	21,102	(225,188)
U.S. Long Bond	565	03/22/23	70,448	(2,136,750)
Ultra U.S. Treasury Bond	316	03/22/23	42,196	(527,553)
5-Year U.S. Treasury Note	639	03/31/23	68,902	(977,664)

				(5,162,604)

Short Contracts
Euro BTP	27	03/08/23	3,148	262,833
Euro Bund	261	03/08/23	37,139	2,472,126
Euro OAT	87	03/08/23	11,855	925,621
10-Year Australian Treasury Bonds	82	03/15/23	6,458	219,667
Long Gilt	25	03/29/23	3,019	177,862
2-Year U.S. Treasury Note	79	03/31/23	16,195	(12,464)

				4,045,645

				$(1,116,959)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	59,133	CAD	80,000	HSBC Bank PLC	03/15/23	$16
USD	1,578,109	GBP	1,280,000	Deutsche Bank AG	03/15/23	27,962
USD	398,201	HKD	3,100,000	Royal Bank of Canada	03/15/23	515

						28,493

USD	95,719	CAD	130,000	HSBC Bank PLC	03/15/23	(347)
USD	279,380	CAD	380,000	Royal Bank of Canada	03/15/23	(1,427)

						(1,774)

						$26,719

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Master Portfolio	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V1	5.00%	Quarterly	12/20/27	USD	48,816	$(379,223)	$2,208,406	$(2,587,629)
CDX.NA.IG.39.V1	1.00	Quarterly	12/20/27	USD	133,300	(1,114,193)	(186,405)	(927,788)

						$(1,493,416)	$2,022,001	$(3,515,417)

Centrally Cleared Inflation Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
2.07%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	02/15/32	EUR	2,635	$302,126	$62	$302,064
2.74%	Monthly	Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	06/15/32	EUR	2,630	31,219	59	31,160

							$333,345	$121	$333,224

Centrally Cleared Interest Rate Swaps

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.12%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	03/15/23	(a)	03/15/25	EUR	152,360	$1,064,513	$285,471	$779,042
0.18%	Annual	1-Day FEDL, 4.33%	Annual	N/A		10/20/25	USD	2,500	278,683	—	278,683
1-Day SOFR, 4.32%	Annual	0.18%	Annual	N/A		10/20/25	USD	2,500	(278,594)	—	(278,594)
2.98%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	03/15/23	(a)	03/15/26	EUR	10,680	116,990	32,391	84,599
3.51%	Semi-Annual	3-Month Canada Bank Acceptance, 4.94%	Semi-Annual	03/15/23	(a)	03/15/26	CAD	2,570	25,897	620	25,277
1-Day SOFR, 4.32%	Annual	3.71%	Annual	03/15/23	(a)	03/15/26	USD	5,610	(42,612)	(384)	(42,228)
3.88%	Quarterly	3-Month BBSW, 3.26%	Quarterly	03/15/23	(a)	03/15/26	AUD	3,100	10,027	(9,545)	19,572
1-Day SONIA, 3.43%	Annual	4.01%	Annual	03/15/23	(a)	03/15/26	GBP	1,590	(17,650)	(8,013)	(9,637)
8.30%	Monthly	1-Month MXIBOR, 10.77%	Monthly	03/15/23	(a)	03/08/28	MXN	9,780	7,846	5	7,841
9.00%	Monthly	1-Month MXIBOR, 10.77%	Monthly	03/15/23	(a)	03/08/28	MXN	21,410	(13,170)	10	(13,180)
9.07%	Monthly	1-Month MXIBOR, 10.77%	Monthly	03/15/23	(a)	03/08/28	MXN	11,140	(8,308)	5	(8,313)
1-Day SSARON, 0.94%	Annual	1.41%	Annual	03/15/23	(a)	03/15/28	CHF	650	(16,354)	1,182	(17,536)
1-Day SSARON, 0.94%	Annual	1.54%	Annual	03/15/23	(a)	03/15/28	CHF	810	(15,296)	10	(15,306)
1-Day SSARON, 0.94%	Annual	1.56%	Annual	03/15/23	(a)	03/15/28	CHF	770	(13,456)	2,212	(15,668)
1-Day SSARON, 0.94%	Annual	1.59%	Annual	03/15/23	(a)	03/15/28	CHF	660	(10,458)	360	(10,818)
1-Day SSARON, 0.94%	Annual	1.70%	Annual	03/15/23	(a)	03/15/28	CHF	520	(5,449)	6	(5,455)
1-Day SSARON, 0.94%	Annual	1.73%	Annual	03/15/23	(a)	03/15/28	CHF	750	(6,442)	2,656	(9,098)
1-Day SSARON, 0.94%	Annual	1.73%	Annual	03/15/23	(a)	03/15/28	CHF	360	(3,259)	4	(3,263)
1-Day SSARON, 0.94%	Annual	2.06%	Annual	03/15/23	(a)	03/15/28	CHF	920	7,807	10	7,797
1-Day SSARON, 0.94%	Annual	2.06%	Annual	03/15/23	(a)	03/15/28	CHF	820	6,660	9	6,651
1-Day SSARON, 0.94%	Annual	2.10%	Annual	03/15/23	(a)	03/15/28	CHF	510	5,175	6	5,169
1-Day THOR, 1.25%	Quarterly	2.21%	Quarterly	03/15/23	(a)	03/15/28	THB	25,580	(1,633)	8	(1,641)
1-Day THOR, 1.25%	Quarterly	2.24%	Quarterly	03/15/23	(a)	03/15/28	THB	5,075	(101)	2	(103)
1-Day THOR, 1.25%	Quarterly	2.24%	Quarterly	03/15/23	(a)	03/15/28	THB	10,170	(245)	3	(248)
1-Day THOR, 1.25%	Quarterly	2.25%	Quarterly	03/15/23	(a)	03/15/28	THB	5,075	(4)	2	(6)
1-Day THOR, 1.25%	Quarterly	2.26%	Quarterly	03/15/23	(a)	03/15/28	THB	10,170	138	3	135
6-Month EURIBOR, 2.69%	Semi-Annual	2.84%	Annual	03/15/23	(a)	03/15/28	EUR	64,010	(1,337,431)	(353,061)	(984,370)
2.92%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	590	3,686	5	3,681
2.92%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	590	3,746	5	3,741
3.01%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	3,755	11,723	30	11,693
6-Month EURIBOR, 2.69%	Semi-Annual	3.04%	Annual	03/15/23	(a)	03/15/28	EUR	260	(2,945)	3	(2,948)
3.11%	Annual	3-Month STIBOR, 2.70%	Quarterly	03/15/23	(a)	03/15/28	SEK	7,220	5,613	681	4,932
3.19%	Annual	3-Month STIBOR, 2.70%	Quarterly	03/15/23	(a)	03/15/28	SEK	3,840	1,747	4	1,743
3.23%	Annual	3-Month STIBOR, 2.70%	Quarterly	03/15/23	(a)	03/15/28	SEK	3,590	939	(655)	1,594
3.24%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	760	(3,629)	6	(3,635)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, 2.69%	Semi-Annual	3.25%	Annual	03/15/23	(a)	03/15/28	EUR	31,600	$(26,768)	$96,313	$(123,081)
3.25%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	03/15/23	(a)	03/15/28	EUR	31,600	26,768	(123,307)	150,075
3.26%	Semi-Annual	3-Month Canada Bank Acceptance, 4.94%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	1,600	21,927	225	21,702
3.29%	Annual	3-Month STIBOR, 2.70%	Quarterly	03/15/23	(a)	03/15/28	SEK	7,170	200	7	193
1-Day SOFR, 4.32%	Annual	3.37%	Annual	03/15/23	(a)	03/15/28	USD	540	(7,941)	94	(8,035)
3.37%	Annual	1-Day SOFR, 4.32%	Annual	03/15/23	(a)	03/15/28	USD	70,300	1,016,843	6,355	1,010,488
3.38%	Annual	3-Month STIBOR, 2.70%	Quarterly	03/15/23	(a)	03/15/28	SEK	5,200	(1,995)	5	(2,000)
3.38%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	4,040	(2,736)	1,134	(3,870)
1-Day SOFR, 4.32%	Annual	3.43%	Annual	03/15/23	(a)	03/15/28	USD	520	(6,276)	6	(6,282)
3.43%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	2,960	(2,696)	254	(2,950)
3.51%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	480	(6,693)	4	(6,697)
1-Day SOFR, 4.32%	Annual	3.53%	Annual	03/15/23	(a)	03/15/28	USD	590	(4,453)	7	(4,460)
3.53%	Semi-Annual	1-Day SORA, 2.53%	Semi-Annual	03/15/23	(a)	03/15/28	SGD	1,040	(15,359)	8	(15,367)
3.57%	Semi-Annual	3-Month Canada Bank Acceptance, 4.94%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	760	2,461	(231)	2,692
3.57%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	2,730	(4,341)	193	(4,534)
3.58%	Semi-Annual	3-Month Canada Bank Acceptance, 4.94%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	720	2,201	302	1,899
3.60%	Semi-Annual	3-Month Canada Bank Acceptance, 4.94%	Semi-Annual	03/15/23	(a)	03/15/28	CAD	720	1,755	(1,815)	3,570
1-Day SOFR, 4.32%	Annual	3.65%	Annual	03/15/23	(a)	03/15/28	USD	1,520	(3,206)	17	(3,223)
3.69%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	5,350	8,923	8	8,915
3.70%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	3,150	5,163	5	5,158
3.71%	Annual	6-Month NIBOR, 3.51%	Semi-Annual	03/15/23	(a)	03/15/28	NOK	4,890	(10,993)	254	(11,247)
3.72%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	2,627	4,002	4	3,998
1-Day SOFR, 4.32%	Annual	3.73%	Annual	03/15/23	(a)	03/15/28	USD	260	435	3	432
1-Day SONIA, 3.43%	Annual	3.75%	Annual	03/15/23	(a)	03/15/28	GBP	380	(6,673)	5	(6,678)
3.75%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	1,353	1,827	2	1,825
3.78%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	2,420	2,848	3	2,845
1-Day SOFR, 4.32%	Annual	3.79%	Annual	03/15/23	(a)	03/15/28	USD	620	2,675	7	2,668
1-Day SONIA, 3.43%	Annual	3.79%	Annual	03/15/23	(a)	03/15/28	GBP	29,270	(454,538)	35,257	(489,795)
3.79%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	2,420	2,674	3	2,671
3.80%	Quarterly	3-Month HIBOR, 4.99%	Quarterly	03/15/23	(a)	03/15/28	HKD	4,080	4,332	6	4,326
1-Day SONIA, 3.43%	Annual	3.90%	Annual	03/15/23	(a)	03/15/28	GBP	220	(2,164)	3	(2,167)
6-Month BBSW, 3.77%	Semi-Annual	3.97%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	1,180	(12,143)	9	(12,152)
6-Month BBSW, 3.77%	Semi-Annual	4.00%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	460	(4,246)	3	(4,249)
1-Day SONIA, 3.43%	Annual	4.01%	Annual	03/15/23	(a)	03/15/28	GBP	220	(868)	3	(871)
1-Day SOFR, 4.32%	Annual	4.03%	Annual	03/15/23	(a)	03/15/28	USD	680	10,225	8	10,217
6-Month BBSW, 3.77%	Semi-Annual	4.20%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	1,010	(3,291)	7	(3,298)
6-Month BBSW, 3.77%	Semi-Annual	4.24%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	630	(1,327)	5	(1,332)
4.32%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	03/15/23	(a)	03/15/28	NZD	740	11,039	5	11,034
6-Month BBSW, 3.77%	Semi-Annual	4.39%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	435	1,141	3	1,138
6-Month BBSW, 3.77%	Semi-Annual	4.42%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	435	1,497	3	1,494
6-Month BBSW, 3.77%	Semi-Annual	4.42%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	281	984	2	982
4.43%	Semi-Annual	3-Month BBR, 0.85%	Quarterly	03/15/23	(a)	03/15/28	NZD	830	9,857	6	9,851
6-Month BBSW, 3.77%	Semi-Annual	4.43%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	267	1,010	2	1,008
6-Month BBSW, 3.77%	Semi-Annual	4.44%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	281	1,133	2	1,131
1-Day SONIA, 3.43%	Annual	4.50%	Annual	03/15/23	(a)	03/15/28	GBP	900	20,027	11	20,016
6-Month BBSW, 3.77%	Semi-Annual	4.50%	Semi-Annual	03/15/23	(a)	03/15/28	AUD	331	1,909	2	1,907
6-Month PRIBOR, 2.13%	Semi-Annual	4.71%	Annual	03/15/23	(a)	03/15/28	CZK	5,690	(4,357)	3	(4,360)
6-Month PRIBOR, 2.13%	Semi-Annual	4.91%	Annual	03/15/23	(a)	03/15/28	CZK	6,600	(2,487)	3	(2,490)
5.34%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	2,020	14,076	5	14,071
6-Month PRIBOR, 2.13%	Semi-Annual	5.68%	Annual	03/15/23	(a)	03/15/28	CZK	8,630	9,590	4	9,586
5.94%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	1,480	2,252	4	2,248
6.03%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	1,840	1,199	5	1,194
6.21%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	3,140	(3,128)	8	(3,136)
7.54%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	1,600	(21,002)	4	(21,006)
7.63%	Annual	6-Month WIBOR, 7.14%	Semi-Annual	03/15/23	(a)	03/15/28	PLN	2,380	(33,312)	5	(33,317)
3-Month JIBAR, 7.26%	Quarterly	8.21%	Quarterly	03/15/23	(a)	03/15/28	ZAR	7,670	(3,069)	5	(3,074)
3-Month JIBAR, 7.26%	Quarterly	8.65%	Quarterly	03/15/23	(a)	03/15/28	ZAR	11,260	7,338	7	7,331

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Master Portfolio		Received by the Master Portfolio		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 7.26%	Quarterly	8.74%	Quarterly	03/15/23	(a)	03/15/28	ZAR	13,200	$11,260	$8	$11,252
1-Day SOFR, 4.32%	Annual	0.54%	Annual	N/A		10/20/30	USD	1,250	(266,007)	—	(266,007)
0.55%	Annual	1-Day FEDL, 4.33%	Annual	N/A		10/20/30	USD	1,250	264,115	—	264,115
6-Month EURIBOR, 2.69%	Semi-Annual	2.73%	Annual	03/15/23	(a)	03/15/33	EUR	50,220	(2,212,976)	(528,010)	(1,684,966)
1-Day SOFR, 4.32%	Annual	3.16%	Annual	03/15/23	(a)	03/15/33	USD	57,160	(1,758,637)	51,432	(1,810,069)
3.19%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	03/15/23	(a)	03/15/33	EUR	16,910	44,474	(95,930)	140,404
3.32%	Annual	1-Day SONIA, 3.43%	Annual	03/15/23	(a)	03/15/33	GBP	15,630	646,485	51,903	594,582
0.74%	Annual	1-Day SOFR, 4.32%	Annual	N/A		10/20/35	USD	500	146,186	—	146,186
1-Day FEDL, 4.33%	Annual	0.78%	Annual	N/A		10/20/35	USD	500	(143,542)	—	(143,542)
0.84%	Annual	1-Day SOFR, 4.32%	Annual	N/A		10/20/40	USD	1,000	354,531	—	354,531
1-Day FEDL, 4.33%	Annual	0.90%	Annual	N/A		10/20/40	USD	1,000	(345,821)	—	(345,821)
0.90%	Annual	1-Day SOFR, 4.32%	Annual	N/A		10/20/50	USD	500	213,566	—	213,566
1-Day FEDL, 4.33%	Annual	0.98%	Annual	N/A		10/20/50	USD	500	(205,436)	—	(205,436)
2.02%	Annual	6-Month EURIBOR, 2.69%	Semi-Annual	03/15/23	(a)	03/15/53	EUR	19,560	2,113,330	460,934	1,652,396
2.84%	Annual	1-Day SOFR, 4.32%	Annual	03/15/23	(a)	03/15/53	USD	8,270	543,423	5,646	537,777

									$(268,646)	$(84,711)	$(183,935)

(a)	Forward Swap.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$3,244,767	$(1,307,356)	$6,806,848	$(10,172,976)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Master Portfolio Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,058,109	$—	$4,058,109
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	28,493	—	—	28,493
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	6,473,624	333,224	6,806,848

	$—	$—	$—	$28,493	$10,531,733	$333,224	$10,893,450

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$5,175,068	$—	$5,175,068
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,774	—	—	1,774
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	3,515,417	—	—	6,657,559	—	10,172,976

	$—	$3,515,417	$—	$1,774	$11,832,627	$—	$15,349,818

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(54,779,920)	$—	$(54,779,920)
Forward foreign currency exchange contracts	—	—	—	255,754	—	—	255,754
Swaps	—	(2,115,633)	—	—	2,183,731	(323,821)	(255,723)

	$—	$(2,115,633)	$—	$255,754	$(52,596,189)	$(323,821)	$(54,779,889)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,564,308	$—	$1,564,308
Forward foreign currency exchange contracts	—	—	—	65,639	—	—	65,639
Swaps	—	(2,603,200)	—	—	(934,957)	333,224	(3,204,933)

	$—	$(2,603,200)	$—	$65,639	$629,351	$333,224	$(1,574,986)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$367,298,082
Average notional value of contracts — short	$107,141,992
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$9,115,437
Average amounts sold — in USD	$6,180,809
Credit default swaps:
Average notional value — buy protection	$148,032,679
Interest rate swaps:
Average notional value — pays fixed rate	$621,927,082
Average notional value — receives fixed rate	$605,008,147
Inflation swaps:
Average notional value — pays fixed rate	$7,803,490

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$3,497,612	$4,764,755
Forward foreign currency exchange contracts	28,493	1,774
Swaps — centrally cleared	1,465,400	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,991,505	4,766,529

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,963,012)	(4,764,755)

Total derivative assets and liabilities subject to an MNA	$28,493	$1,774

The following table presents the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Deutsche Bank AG	$27,962	$—	$—	$—	$27,962
HSBC Bank PLC	16	(16)	—	—	—
Royal Bank of Canada	515	(515)	—	—	—

	$28,493	$(531)	$—	$—	$27,962

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2022	Advantage CoreAlpha Bond Master Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
HSBC Bank PLC	$347	$(16)	$—	$—	$331
Royal Bank of Canada	1,427	(515)	—	—	912

	$1,774	$(531)	$—	$—	$1,243

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$105,896,839	$—	$105,896,839
Common Stocks	—	—	1	1
Corporate Bonds	—	362,241,762	—	362,241,762
Foreign Agency Obligations	—	4,451,332	—	4,451,332
Municipal Bonds	—	6,586,702	—	6,586,702
Non-Agency Mortgage-Backed Securities	—	83,447,046	10,823	83,457,869
U.S. Government Sponsored Agency Securities	—	327,232,173	—	327,232,173
Short-Term Securities
Money Market Funds	183,097,233	—	—	183,097,233
U.S. Government Sponsored Agency Securities	—	259,831	—	259,831
U.S. Treasury Obligations	—	147,715,572	—	147,715,572
Liabilities
Investments
TBA Sale Commitments	—	(19,347,647)	—	(19,347,647)

	$183,097,233	$1,018,483,610	$10,824	$1,201,591,667

Derivative Financial Instruments(a)
Assets
Foreign Currency Exchange Contracts	$—	$28,493	$—	$28,493
Interest Rate Contracts	4,058,109	6,473,624	—	10,531,733
Other Contracts	—	333,224	—	333,224
Liabilities
Credit Contracts	—	(3,515,417)	—	(3,515,417)
Foreign Currency Exchange Contracts	—	(1,774)	—	(1,774)
Interest Rate Contracts	(5,175,068)	(6,657,559)	—	(11,832,627)

	$(1,116,959)	$(3,339,409)	$—	$(4,456,368)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	41

Statement of Assets and Liabilities

December 31, 2022

Advantage CoreAlpha Bond Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,037,842,081
Investments, at value — affiliated(c)	183,097,233
Cash pledged:
Futures contracts	11,319,000
Centrally cleared swaps	8,078,000
Foreign currency, at value(d)	3,862,457
Receivables:
Investments sold	17,733
Securities lending income — affiliated	26,455
TBA sale commitments	19,842,405
Contributions from investors	834,009
Dividends — unaffiliated	277,616
Dividends — affiliated	332
Interest — unaffiliated	4,890,423
Principal paydowns	3,585
Variation margin on futures contracts	3,497,612
Variation margin on centrally cleared swaps	1,465,400
Unrealized appreciation on forward foreign currency exchange contracts	28,493

Total assets	1,275,082,834

LIABILITIES
Bank overdraft	147,444
Cash received as collateral for TBA commitments	16,000
Collateral on securities loaned	150,125,244
TBA sale commitments, at value(e)	19,347,647
Payables:
Investments purchased	61,059,309
Investment advisory fees	206,018
Trustees’ fees	1,559
Professional fees	47,224
Variation margin on futures contracts	4,764,755
Unrealized depreciation on forward foreign currency exchange contracts	1,774

Total liabilities	235,716,974

NET ASSETS	$1,039,365,860

NET ASSETS CONSIST OF
Investors’ capital	$1,134,691,541
Net unrealized appreciation (depreciation)	(95,325,681)

NET ASSETS	$1,039,365,860

(a) Investments, at cost — unaffiliated	$1,129,223,402
(b) Securities loaned, at value	$146,826,316
(c) Investments, at cost — affiliated	$183,060,975
(d) Foreign currency, at cost	$3,881,465
(e) Proceeds from TBA sale commitments	$19,842,405

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

Advantage CoreAlpha Bond Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$1,623,017
Interest — unaffiliated	32,555,071
Securities lending income — affiliated — net	149,396

Total investment income	34,327,484

EXPENSES
Investment advisory	2,923,198
Professional	48,413
Trustees	15,462

Total expenses	2,987,073
Less:
Fees waived and/or reimbursed by the Manager	(111,123)

Total expenses after fees waived and/or reimbursed	2,875,950

Net investment income	31,451,534

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(67,651,559)
Investments — affiliated	6,281
Forward foreign currency exchange contracts	255,754
Foreign currency transactions	(855,758)
Futures contracts	(54,779,920)
Swaps	(255,723)

(123,280,925)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(111,358,545)
Investments — affiliated	24,304
Forward foreign currency exchange contracts	65,639
Foreign currency translations	(9,258)
Futures contracts	1,564,308
Swaps	(3,204,933)

(112,918,485)

Net realized and unrealized loss	(236,199,410)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(204,747,876)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	43

Statements of Changes in Net Assets

	Advantage CoreAlpha Bond Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,451,534	$33,225,831
Net realized loss	(123,280,925)	(6,058,908)
Net change in unrealized appreciation (depreciation)	(112,918,485)	(61,790,637)

Net decrease in net assets resulting from operations	(204,747,876)	(34,623,714)

CAPITAL TRANSACTIONS
Proceeds from contributions	166,938,000	313,820,856
Value of withdrawals	(411,776,649)	(595,612,774)

Net decrease in net assets derived from capital transactions	(244,838,649)	(281,791,918)

NET ASSETS
Total decrease in net assets	(449,586,525)	(316,415,632)
Beginning of year	1,488,952,385	1,805,368,017

End of year	$1,039,365,860	$1,488,952,385

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Advantage CoreAlpha Bond Master Portfolio

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Total Return
Total return	(14.21)%	(1.88)%	8.93%	9.74%	(0.11)%

Ratios to Average Net Assets(a)
Total expenses	0.24%	0.24%	0.24%	0.24%	0.27	%(b)

Total expenses after fees waived and/or reimbursed	0.23%	0.23%	0.23%	0.23%	0.24%

Net investment income	2.56%	2.05%	2.48%	3.05%	3.11%

Supplemental Data
Net assets, end of year (000)	$1,039,366	$1,488,952	$1,805,368	$1,938,121	$1,485,689

Portfolio turnover rate(c)	205%	219%	410%	263%	331%

(a) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(b) Includes board realignment and consolidation costs. Without these costs, total expenses would have been 0.25%.

(c)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18

Portfolio turnover rate (excluding MDRs)	107%	123%	261%	166%	189%

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	45

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio II (“MIP II”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP II is organized as a Delaware statutory trust. Advantage CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of MIP II. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (“BAL” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of MIP II (the “Board”), the trustees who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Master Portfolio, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Master Portfolio until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent

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Notes to Financial Statements  (continued)

dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an

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Notes to Financial Statements  (continued)

option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

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Notes to Financial Statements  (continued)

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Bank PLC	$1,325,987	$(1,325,987)	$—		$—
Barclays Capital, Inc.	398,492	(398,492)	—		—

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Notes to Financial Statements  (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
BMO Capital Markets Corp.	$218,132	$(218,132)	$—		$—
BNP Paribas SA.	6,974,770	(6,974,770)	—		—
BofA Securities, Inc.	2,351,297	(2,351,297)	—		—
Citadel Clearing LLC	165,053	(165,053)	—		—
Citigroup Global Markets, Inc.	87,723	(87,723)	—		—
Credit Suisse Securities (USA) LLC	143,788	(143,788)	—		—
Deutsche Bank Securities, Inc.	924,508	(924,508)	—		—
Goldman Sachs & Co. LLC	6,270,781	(6,270,781)	—		—
HSBC Securities (USA), Inc.	192,186	(192,186)	—		—
J.P. Morgan Securities LLC	121,853,317	(121,853,317)	—		—
Jefferies LLC	459,291	(459,291)	—		—
Morgan Stanley	1,118,901	(1,118,901)	—		—
Nomura Securities International, Inc.	560,359	(560,359)	—		—
RBC Capital Markets LLC	2,979,809	(2,979,809)	—		—
Scotia Capital (USA), Inc.	191,873	(191,873)	—		—
Wells Fargo Securities LLC	610,049	(610,049)	—		—

	$146,826,316	$(146,826,316)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward

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Notes to Financial Statements  (continued)

foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Master Portfolio.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Master Portfolio’s counterparty on the swap. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Notes to Financial Statements  (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from the counterparties are not fully collateralized, the Master Portfolio bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Master Portfolio bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP II, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.24%
$1 billion — $3 billion	0.23
$3 billion — $5 billion	0.22
$5 billion — $10 billion	0.21
Greater than $10 billion	0.20

With respect to the Master Portfolio, the Manager entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BlackRock Fund Advisors (“BFA”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BFA for services they provide for that portion of the Master Portfolio for which BIL and BFA, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of the MIP II’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $63,875.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $47,248.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

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Notes to Financial Statements  (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $48,644 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP II are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
Advantage CoreAlpha Bond Master Portfolio	$—	$145,990	$(86,276)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls, excluding short-term securities, were as follows:

Master Portfolio Name	Purchases	Sales
Advantage CoreAlpha Bond Master Portfolio	$2,469,797,939	$2,999,665,016

For the year ended December 31, 2022, purchases and sales related to mortgage dollar rolls were $1,186,289,086 and $1,187,679,449, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Advantage CoreAlpha Bond Master Portfolio	$1,312,415,489	$13,048,568	$(107,660,328)	$(94,611,760)

9.	BANK BORROWINGS

MIP II, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed

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Notes to Financial Statements  (continued)

by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Master Portfolio may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Master Portfolio’s performance.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Master Portfolio concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio II and Investors of Advantage CoreAlpha Bond Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advantage CoreAlpha Bond Master Portfolio (constituting Master Investment Portfolio II, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds VI and Master Investment Portfolio II (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage CoreAlpha Bond Fund and Advantage CoreAlpha Bond Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 10-11, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	57

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 104 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 102 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 102 Portfolios	The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	59

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s/MIP II’s Trustees and Officers is available in the Trust’s/MIP II’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund/Master Portfolio may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund/Master Portfolio and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio makes their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities and information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or MIP II Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	PricewaterhouseCoopers LLP
San Francisco, CA 94105	Philadelphia, PA 19103

BlackRock International Limited	Legal Counsel
Edinburgh, EH3 8BL	Willkie Farr & Gallagher LLP
United Kingdom	New York, NY 10019

Accounting Agent and Custodian	Address of the Fund/MIP II
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ARB	Airport Revenue Bonds

BAB	Build America Bond

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

EURIBOR	Euro Interbank Offered Rate

FEDL	Fed Funds Effective Rate

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

NIBOR	Norwegian Interbank Offered Rate

PRIBOR	Prague Interbank Offer Rate

RB	Revenue Bond

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

WIBOR	Warsaw Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	63

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAB-12/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund	$11,000	$11,110	$0	$0	$10,750	$8,100	$0	$0
Advantage CoreAlpha Bond Master Portfolio	$43,300	$43,300	$0	$0	$27,500	$22,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “investment adviser” or “BlackRock”)and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to each Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage CoreAlpha Bond Fund	$10,750	$8,100
Advantage CoreAlpha Bond Master Portfolio	$27,500	$22,700

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds VI and Master Investment Portfolio II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 23, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds VI and Master Investment Portfolio II

Date: February 23, 2023